As filed with the Securities and Exchange Commission on November 26, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

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The patient investor

ANNUAL REPORT: 09/30/18

●  Value    ●  Deep value    ●  Global

●  Ariel Fund

●  Ariel Appreciation Fund

●  Ariel Focus Fund

●  Ariel Discovery Fund

●  Ariel International Fund

●  Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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Fund performance at a glance	AS OF 09/30/18

			Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)

Small/mid cap traditional value							11/06/86

Ariel Fund–Investor Class	3.44	14.98	15.43	11.41	12.23	10.01	11.45

Ariel Fund–Institutional Class	3.50	15.30	15.76	11.74	12.46	10.12	11.52

Russell 2500TM Value Index	2.67	10.24	14.51	9.99	10.53	10.24	11.31

Russell 2500TM Index	4.70	16.19	16.13	11.37	12.02	10.52	11.02

S&P 500® Index	7.71	17.91	17.31	13.95	11.97	7.42	10.55

Mid cap traditional value							12/01/89

Ariel Appreciation Fund–Investor Class	2.74	9.90	11.98	8.65	11.63	9.57	10.72

Ariel Appreciation Fund–Institutional Class	2.82	10.21	12.32	9.00	11.86	9.68	10.80

Russell Midcap® Value Index	3.30	8.81	13.09	10.72	11.29	10.24	11.46

Russell Midcap® Index	5.00	13.98	14.52	11.65	12.31	10.31	11.43

S&P 500® Index	7.71	17.91	17.31	13.95	11.97	7.42	9.94

All cap traditional value							06/30/05

Ariel Focus Fund–Investor Class	6.03	14.32	15.33	8.78	8.38	–	6.42

Ariel Focus Fund–Institutional Class	6.03	14.54	15.58	9.04	8.56	–	6.55

Russell 1000® Value Index	5.70	9.45	13.55	10.72	9.79	–	7.63

S&P 500® Index	7.71	17.91	17.31	13.95	11.97	–	9.25

Small cap deep value							01/31/11

Ariel Discovery Fund–Investor Class	-5.83	-0.47	8.08	-0.43	–	–	2.64

Ariel Discovery Fund–Institutional Class	-5.72	-0.28	8.35	-0.18	–	–	2.88

Russell 2000® Value Index	1.60	9.33	16.12	9.91	–	–	10.85

Russell 2000® Index	3.58	15.24	17.12	11.07	–	–	12.18

S&P 500® Index	7.71	17.91	17.31	13.95	–	–	13.63

International all cap intrinsic value							12/30/11

Ariel International Fund–Investor Class	1.46	-0.49	5.84	4.15	–	–	6.54

Ariel International Fund–Institutional Class	1.56	-0.17	6.11	4.42	–	–	6.80

MSCI EAFE Index (net)	1.35	2.74	9.23	4.42	–	–	8.09

MSCI ACWI ex-US Index (net)	0.71	1.76	9.97	4.12	–	–	6.94

Global all cap intrinsic value							12/30/11

Ariel Global Fund–Investor Class	5.17	7.38	10.81	7.36	–	–	9.46

Ariel Global Fund–Institutional Class	5.20	7.63	11.07	7.63	–	–	9.74

MSCI ACWI Index (net)	4.28	9.77	13.40	8.67	–	–	10.92

The inception date for the Institutional Class shares of all Funds is December 30, 2011. For all funds except Ariel International Fund and Ariel Global Fund, performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 78. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

35 years and counting…

To commemorate Ariel Investments’ 35th anniversary, John Rogers and Mellody Hobson offer their perspective on building a firm with a commitment to generating sustainable returns through patience, focus, independent thinking and teamwork.

“Over the last 35 years we have consistently applied one approach to investing. One approach. And sometimes the portfolio may behave in one way or another, but what we are doing every single day is extraordinarily disciplined, grounded in deep research and ultimately borne out by patience.”

To read the entire conversation, please see the October Monthly Commentary on the homepage of our award-winning website, arielinvestments.com.

Investment perspectives

Charles K. Bobrinskoy

Vice Chairman, Head of Investment Group

Portfolio Manager, Ariel Focus Fund

Read this continuing series of insightful perspectives on economic trends, market drivers and other issues making headlines.

Here is a preview of the next installment in our series:

Can physics help us predict performance? There are two fundamentally different philosophies about how to secure excellent investment results. No, not growth versus value – not active versus passive – not even stocks versus bonds.

Two different approaches to investing that come from a core conflict in the history of physics: Determinism versus Chaos.

To read the full story about these different investment approaches, visit arielinvestments.com.

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PARTYING LIKE IT’S 1999

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 9/30/18

	3Q18	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	+ 3.44%	+ 6.59%	+ 14.98%	+ 15.43%	+ 11.41%	+ 12.23%	+ 11.45%

Russell 2500TM Value Index	+ 2.67	+ 5.75	+ 10.24	+ 14.51	+ 9.99	+ 10.53	+ 11.31

Russell 2500TM Index	+ 4.70	+ 10.41	+ 16.19	+ 16.13	+ 11.37	+ 12.02	+ 11.02

S&P 500® Index	+ 7.71	+ 10.56	+ 17.91	+ 17.31	+ 13.95	+ 11.97	+ 10.55

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 9/30/18

	3Q18	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	+ 2.74%	+ 3.34%	+ 9.90%	+ 11.98%	+ 8.65%	+ 11.63%	+ 10.72%

Russell Midcap® Value Index	+ 3.30	+ 3.13	+ 8.81	+ 13.09	+ 10.72	+ 11.29	+ 11.46

Russell Midcap® Index	+ 5.00	+ 7.46	+ 13.98	+ 14.52	+ 11.65	+ 12.31	+ 11.43

S&P 500® Index	+ 7.71	+ 10.56	+ 17.91	+ 17.31	+ 13.95	+ 11.97	+ 9.94

* The inception date for Ariel Appreciation Fund is 12/01/89.

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For the quarter and so far this year ending September 30, 2018, Ariel Fund outpaced its primary index, but lagged the core index and broad market for the same period. More specifically, Ariel Fund returned +3.44% for the three months ending September 30th versus +2.67% for the Russell 2500 Value Index and +4.70% for the Russell 2500 Index. For the nine months, Ariel Fund has gained +6.59% versus +5.75% for the Russell 2500 Value Index and +10.41% for the Russell 2500 Index.

Meanwhile, Ariel Appreciation Fund’s +2.74% gain barely trails the Russell Midcap Value Index which added +3.30% during the quarter versus +5.00% for the Russell Midcap Index. Year-to-date, Ariel Appreciation Fund has grown +3.34% versus +3.13% for the Russell Midcap Value Index and +7.46% for the Russell Midcap Index.

“Growth indices could be considered de-facto momentum indices—with growth trading at a substantial premium to value. The last time we saw such a phenomenon was 1999 when the dot-com bubble was sucking in all of the air.”

Across both portfolios, one commonly held stock—U.S. Silica Holdings, Inc. (SLCA)—was our largest detractor during the quarter as well as year-to-date. The shares of this major producer and supplier of the sand (a.k.a. “silica”) used in oil drilling processes fell amid growing concerns that a slowdown in demand would depress prices. In our view, U.S. Silica is a logistics company: its national footprint and close proximity to major rail lines and waterways allow it to respond quickly to clients when oil strikes. We believe the market is overestimating the volume and delivery time of silica supply coming to market. And even if some competitors plan to bring mines on line, many face significant regulatory hurdles and lack the capital necessary to begin production. At a 63% discount to our estimate of its private market value, with a perceived margin of safety1 coming from its less volatile industrial and sandbox businesses, U.S. Silica’s shares are selling at a bargain, and we have opportunistically added to our position on price weakness.

PARTYING LIKE IT’S 1999

The ins and outs of just one stock holding offers a “micro” view of our results. Taking a step back to look at the bigger performance picture tells a different and perhaps, more important story.

Russell Indices		Annualized as of 9/30/18
	YTD	1-year	3-year	5-year
Russell 1000 Growth Index	+ 17.09%	+ 26.30%	+ 20.55%	+ 16.58%
Russell 2500 Growth Index	+ 15.78	+ 23.13	+ 17.96	+ 12.88
Russell 2000 Growth Index	+ 15.76	+ 21.06	+ 17.98	+ 12.14
Russell Midcap Growth Index	+ 13.38	+ 21.10	+ 16.65	+ 13.00
Russell 2000 Index	+ 11.51	+ 15.24	+ 17.12	+ 11.07
Russell 1000 Index	+ 10.49	+ 17.76	+ 17.07	+ 13.67
Russell 2500 Index	+ 10.41	+ 16.19	+ 16.13	+ 11.37
Russell Midcap Index	+ 7.46	+ 13.98	+ 14.52	+ 11.65
Russell 2000 Value Index	+ 7.14	+ 9.33	+ 16.12	+ 9.91
Russell 2500 Value Index	+ 5.75	+ 10.24	+ 14.51	+ 9.99
Russell 1000 Value Index	+ 3.92	+ 9.45	+ 13.55	+ 10.72
Russell Midcap Value Index	+ 3.13	+ 8.81	+ 13.09	+ 10.72

Ranked by year-to-date return.

As the aforementioned chart illustrates, the Russell indices have followed a clear performance pattern this year as well as over the last five years. More specifically, growth indices across all cap ranges have outpaced their core and value counterparts, while larger companies have mostly trounced their small- and mid-cap brethren. The underlying “factor” that has driven this hierarchy has been momentum—particularly amongst technology names. Perhaps John Waggoner of InvestmentNews best defined this phenomenon when he wrote, “Momentum investing is a subset of growth investing…In its simplest form, momentum simply means buying whatever is going up the most, and selling it when it loses steam.”2 In short, momentum measures how much a stock’s price has gone up or down relative to others over some time period—typically 12 months. As such, a stock that has outperformed over the last year has higher momentum than one that has underperformed over the same period.

[1]	A perceived margin of safety on value cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

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As Morningstar’s Tom Lauricella noted, “…Since the start of 2017, momentum…has been far and away the most significant factor explaining performance.”3 Three quarters into 2018, this dominance continues. If one were to decompose the sources of return differential between growth, core and value indices over the last two years, it becomes imminently clear that differences in growth rates had little to do with the outperformance of the growth indices. Rather, it is a powerful combination of momentum and technology exposure. As a result, the growth indices could be considered de-facto momentum indices—with growth trading at a substantial premium to value. The last time we saw such a phenomenon was 1999 when the dot-com bubble was sucking in all of the air. Based on these observations, it follows that the large cap names would be the biggest winners of late since the fast-growing FAANG stocks—Facebook (FB), Amazon (AMZN), Apple (AAPL), Netflix (NFLX) and Alphabet (GOOGL)—have been the darlings of the momentum investing crowd. While we do not deny the blockbuster contributions of each of these companies to society at-large, they are not undervalued. Moreover, with money pouring into index funds at record levels, there is a self-fulfilling prophesy at work. As John Waggoner points out, “One could argue that any index using capitalization weighting—such as the Standard & Poor’s 500 Index—is a form of momentum investing. After all, the index gives greater weight to those stocks that have risen the most.”4 While the FAANGs do attract a lot of attention, similar tech related themes exist in the small, small/mid and midcap indices—which is why the growth versions of these benchmarks have done so much better than their value counterparts with the “core” strategies sitting somewhere in between.

“We do not and would not ever own ‘frothy’ names that have been bid up by investor enthusiasm as opposed to solid company fundamentals.”

Our search for widely misunderstood, ignored or underfollowed franchises drives us away from crowded trades. As such, we do not and would not ever own “frothy” names that have been bid up by investor enthusiasm as opposed to solid company fundamentals. This may mean we miss out when the market gets swept up in a temporary (or not so temporary) mania. But in the end, we also avoid the dreaded hangover. On this point, while momentum can do well over sustained periods of time, there are inflection points whereby its performance can reverse dramatically and wipe out entire years of gains. As the famed value investor, Howard Marks, notes in his new book, “What’s the greatest source of investment risk?…[I]t comes when asset prices attain excessively high levels as a result of some new, intoxicating rationale that can’t be justified on the basis of fundamentals, and that causes unreasonably high valuations to be assigned.”5 It is worth noting that during a time when the popular names are soaking up most of the sun, some tremendous values are hanging out in the shade—which should inevitably prevent them from getting burned.

“While momentum can do well over sustained periods of time, there are inflection points whereby its performance can reverse dramatically and wipe our entire years of gains.”

PORTFOLIO COMINGS AND GOINGS

We initiated two new positions in Ariel Fund this quarter. We purchased global asset manager, Affiliated Managers Group, Inc. (AMG), which provides centralized support to its Affiliates through strategic initiatives, distribution, product development and operations. We believe the market has not fully recognized the strength of AMG’s franchise and its focus on alternative investments and global equities. In addition, we initiated a position in waste management service provider, Stericycle, Inc. (SRCL). This quarter, we exited our position in leading data and analytics provider, Dun & Bradstreet Corporation (DNB), which is being taken private and reached our estimate of private market value. Likewise, we sold our

800.292.7435    5

position in global art auctioneer, Sotheby’s (BID) to pursue more compelling opportunities. We did not enter or exit any positions in Ariel Appreciation Fund.

“It is worth noting that during a time when the popular names are soaking up most of the sun, some tremendous values are hanging out in the shade—which should inevitably prevent them from getting burned.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr. Chairman and CEO	Mellody Hobson President

2018 DISTRIBUTIONS

Capital Gains

Ariel Investments paid capital gains distributions on Thursday, November 15, 2018 to shareholders of record as of Wednesday, November 14, 2018. Visit arielinvestments.com to view actual total capital gains distributed to shareholders.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 27, 2018, to shareholders of record as of Wednesday, December 26, 2018. Income distribution estimates will be available on arielinvestments.com the first week of December.

[2]

John Waggoner. “Momentum is on a roll. But will it last?” InvestmentNews. October 9, 2017, https://www.investmentnews.com/article/20171009/ FREE/171009940/momentum-is-on-a-roll-but-will-it-last, (Accessed on October 20, 2018).

[3]	Tom Lauricella, “Under the Hood: Is It Growth-Stock Rally, Momentum-Stock Rally, Or Both?” Morningstar, September 20, 2017.
[4]

John Waggoner. “Momentum is on a roll. But will it last?” InvestmentNews. October 9, 2017, https://www.investmentnews.com/article/20171009/ FREE/171009940/momentum-is-on-a-roll-but-will-it-last, (Accessed on October 20, 2018).

[5]	Howard Marks, Mastering the Market Cycle: Getting the Odds On Your Side, (Houghton Mifflin Harcourt, October 2, 2018), 119.

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Ariel Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

Over the trailing twelve month period, strong earnings fundamentals, relatively stable global growth and U.S. tax reform overcame trade tensions, geopolitical issues, devastating natural disasters, tighter monetary policy and burgeoning inflation. For the trailing twelve month period, Ariel Fund advanced +14.98%, significantly outperforming the +10.24% posted by its primary benchmark, the Russell 2500 Value Index, but fell short of the Russell 2500 Index’s +16.19% gain.

Several holdings in the portfolio had strong returns. Bar code manufacturer, Zebra Technologies (ZBRA) jumped +62.86% over the trailing twelve month period. Robust demand for ZBRA’s unmatched portfolio of innovative solutions has driven sales higher across all major product categories and regions. As a result, the company’s revenue and earnings results have consistently come in ahead of consensus expectations, driving ZBRA to raise its full year outlook for sales growth and free cash flow. Furthermore, ZBRA also made significant progress reducing its financial leverage to the top end of its target range at 2.5x. We view ZBRA as an industry leader with a strong management team. We think the company is well-positioned to benefit from secular global demand for asset tracking solutions across retail, logistics and healthcare. We continue to believe ZBRA remains underpriced relative to its intrinsic value.

Alternative asset manager, KKR & Co., Inc. (KKR) also outperformed, advancing +38.23% during the period. Over the last twelve months, KKR has exhibited strong operating fundamentals across the firm, evidenced by +29% growth in assets under management and 15% increase it its book value per share. Additionally, the company completed a conversion from a partnership to a corporation. In our view, this change simplified the company’s structure, broadened investor appeal and could translate to possible inclusion in major indexes.

Alternatively, several positions weighed on performance. Producer and supplier of sand, U.S. Silica Holdings, Inc. (SLCA) traded -38.82% lower during the trailing twelve month period. Investor concerns regarding the supply and demand mix for silica and noise around potential slowdowns in activity in the second half of 2019, due to rising labor costs, trucking congestion and outflow capacity have pressured shares. We believe the market is overestimating the volume and delivery time of silica coming to market and although there have been announcements for mines coming on line in West Texas, the competitors lack the capital required to begin production. SLCA is insulated from these issues due to its national footprint and close proximity of its mines to major rail lines and waterways. In addition, SLCA has received commitments from several customers to prepay for volume at attractive margins. Beyond supply concerns, investors continue to underappreciate the company’s industrial business relative to competitors. We believe the contributions from these less volatile return businesses, such as the investment in SandBox and EP Minerals, and the company’s stable balance sheet has SLCA positioned for favorable risk/reward going forward.

Leading global provider of data and analytics about what consumers watch and buy, Nielsen Holdings Plc. (NLSN) also detracted from performance, falling -30.23%. Over this time period, NLSN reported disappointing financial results, meaningfully reduced guidance, announced the departures of both the CEO and CFO and declared a broad review of strategic alternatives. With a levered balance sheet and dividend in place, shares faced tremendous pressure. As such, we started our research all over again from scratch, as if we never owned the company, so that we could operate without bias. In doing so, we found our thesis to be mostly intact. While we underestimated the competitive intensity for the Buy business in emerging markets, the Watch business is solid. Core audience measurement continues to be strong, although growth in the quarter was partially offset by a slowdown in the marketing effectiveness business due to changes in data privacy laws. At today’s valuation, we see the risk/reward skewed sharply to the upside. With new management in place, an engaged board and a well-respected activist investor now involved, we remain optimistic that decisive actions will be taken to fully realize the value of the sum of the parts.

Short-term corrections and market volatility are expected in the near term – be it from profit taking, corporate earnings swings, elevated corporate debt leverage, tightening monetary conditions, trade policy or geopolitical factors. That said, we view these uncertainties and risks as short term noise within the context of our long term investment horizon. Given our “slow and steady” approach, we remain confident in our portfolio positioning, especially with our domestic strategies trading at a discount relative to the indices.

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Ariel Appreciation Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

Over the trailing twelve month period, strong earnings fundamentals, relatively stable global growth and U.S. tax reform overcame trade tensions, geopolitical issues, devastating natural disasters, tighter monetary policy and burgeoning inflation. For the trailing twelve month period, Ariel Appreciation Fund increased +9.90%, outperforming the +8.81% return of the Russell Midcap Value Index, but underperforming the Russell Midcap Index’s +13.98% gain.

Several holdings in the portfolio had strong returns. Innovative test and measurement business, Keysight Technologies, Inc. (KEYS) advanced +59.10% over the trailing twelve month period. The company continues to deliver stellar financial performance, while de-levering its balance sheet. KEYS is experiencing broad-based core order strength as its customers accelerate development in the business’ key focus areas including 5G, automotive & energy, as well as aerospace and defense. Additionally, the company has benefitted from faster than anticipated production recovery following the Northern California wildfires. Notably, KEYS raised its full year revenue guidance, driving a positive re-rating by Wall Street.

Insurance holding company, Progressive Corp. (PGR) also outperformed, advancing +49.80% over the trailing twelve month period. PGR is one of the largest property and casualty personal auto insurance companies in the United States. Brand strength, scale and underwriting prowess differentiate it from its peers in a highly competitive and relatively commoditized industry. This is reflected by the company’s strong premium growth and underwriting profits. We believe PGR has runway for more market share gains because of its scale and agency bundling initiatives.

Alternatively, several positions weighed on performance. Producer and supplier of sand, U.S. Silica Holdings, Inc. (SLCA) traded -38.82% lower during the trailing twelve month period. Investor concerns regarding the supply and demand mix for silica and noise around potential slowdowns in activity in the second half of 2019, due to rising labor costs, trucking congestion and outflow capacity have pressured shares. We believe the market is overestimating the volume and delivery time of silica coming to market and although there have been announcements for mines coming on line in West Texas, the competitors lack the capital required to begin production. SLCA is insulated from these issues due to its national footprint and close proximity of its mines to major rail lines and waterways. In addition, SLCA has received commitments from several customers to prepay for volume at attractive margins. Beyond supply concerns, investors continue to underappreciate the company’s industrial business relative to competitors. We believe the contributions from these less volatile return businesses, such as the investment in SandBox and EP Minerals, and the company’s stable balance sheet has SLCA positioned for favorable risk/reward going forward.

Leading global provider of data and analytics about what consumers watch and buy, Nielsen Holdings Plc. (NLSN) also detracted from performance, falling -30.23%. Over this time period, NLSN reported disappointing financial results, meaningfully reduced guidance, announced the departures of both the CEO and CFO and declared a broad review of strategic alternatives. With a levered balance sheet and dividend in place, shares faced tremendous pressure. As such, we started our research all over again from scratch, as if we never owned the company, so that we could operate without bias. In doing so, we found our thesis to be mostly intact. While we underestimated the competitive intensity for the Buy business in emerging markets, the Watch business is solid. Core audience measurement continues to be strong, although growth in the quarter was partially offset by a slowdown in the marketing effectiveness business due to changes in data privacy laws. At today’s valuation, we see the risk/reward skewed sharply to the upside. With new management in place, an engaged board and a well-respected activist investor now involved, we remain optimistic that decisive actions will be taken to fully realize the value of the sum of the parts.

Short-term corrections and market volatility are expected in the near term – be it from profit taking, corporate earnings swings, elevated corporate debt leverage, tightening monetary conditions, trade policy or geopolitical factors. That said, we view these uncertainties and risks as short term noise within the context of our long term investment horizon. Given our “slow and steady” approach, we remain confident in our portfolio positioning, especially with our domestic strategies trading at a discount relative to the indices.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer discretionary	31.87	11.32	14.37	14.42

Financial services	27.11	37.71	25.48	19.02

Producer durables	23.29	13.99	14.74	10.22

Health care	6.29	5.38	13.43	14.60

Materials & processing	5.40	7.76	7.40	2.60

Consumer staples	2.98	3.17	2.54	5.91

Technology	1.89	6.65	13.24	22.43

Energy	0.00	7.49	4.76	6.00

Utilities	0.00	6.49	4.02	4.80
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/18

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	3.44	14.98	15.43	11.41	12.23	10.01	11.45

Ariel Fund–Institutional Class+	3.50	15.30	15.76	11.74	12.46	10.12	11.52

Russell 2500TM Value Index	2.67	10.24	14.51	9.99	10.53	10.24	11.31

Russell 2500TM Index	4.70	16.19	16.13	11.37	12.02	10.52	11.02

S&P 500® Index	7.71	17.91	17.31	13.95	11.97	7.42	10.55

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)[1]
Investor Class	1.01%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	4.8	6.	Lazard Ltd., Class A	3.5
2.	Zebra Technologies Corp.	4.6	7.	Keysight Technologies, Inc.	3.4
3.	MSG Networks, Inc.	4.2	8.	Snap-on, Inc.	3.4
4.	Viacom, Inc., Class B	4.0	9.	Royal Caribbean Cruises Ltd.	3.3
5.	Kennametal, Inc.	3.7	10.	Simpson Manufacturing Co., Inc.	3.2

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]	As of September 30, 2017, Ariel Fund had an annual expense ratio of 1.01% and 0.71%, respectively, for the Investor Class and Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 78.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financial services	28.72	32.19	25.58	19.02

Consumer discretionary	25.28	11.89	14.54	14.42

Producer durables	19.23	11.41	13.18	10.22

Health care	15.98	6.81	9.89	14.60

Consumer staples	3.91	4.78	4.01	5.91

Materials & processing	1.85	7.08	6.28	2.60

Energy	1.61	8.08	5.47	6.00

Technology	0.51	7.06	14.63	22.43

Utilities	0.00	10.70	6.42	4.80

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/18

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	2.74	9.90	11.98	8.65	11.63	9.57	10.72

Ariel Appreciation Fund–Institutional Class+	2.82	10.21	12.32	9.00	11.86	9.68	10.80

Russell Midcap® Value Index	3.30	8.81	13.09	10.72	11.29	10.24	11.46

Russell Midcap® Index	5.00	13.98	14.52	11.65	12.31	10.31	11.43

S&P 500® Index	7.71	17.91	17.31	13.95	11.97	7.42	9.94

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)[1]
Investor Class	1.13%
Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Zimmer Biomet Holdings, Inc.	4.3	6.	Northern Trust Corp.	3.7
2.	Aflac, Inc.	4.1	7.	Kennametal, Inc.	3.7
3.	Laboratory Corp. of America Holdings	4.0	8.	Stanley Black & Decker, Inc.	3.7
4.	J.M. Smucker Co.	3.9	9.	First American Financial Corp.	3.5
5.	Keysight Technologies, Inc.	3.8	10.	Interpublic Group of Cos., Inc.	3.4

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]	As of September 30, 2017, Ariel Appreciation Fund had an annual expense ratio of 1.12% and 0.81%, respectively, for the Investor Class and Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 78.

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COMPANIES IN FOCUS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The 1-year total return shown here differs from the 2018 total return presented in the Financial Highlights on page 61 which reflects performance calculated in conformity with U.S. GAAP principles. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 9/30/18

	3Q18	YTD	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	+ 6.03%	+ 8.12%	+ 14.32%	+ 15.33%	+ 8.78%	+ 8.38%	+ 6.42%
Russell 1000® Value Index	+ 5.70	+ 3.92	+ 9.45	+ 13.55	+ 10.72	+ 9.79	+ 7.63
S&P 500® Index	+ 7.71	+ 10.56	+ 17.91	+ 17.31	+ 13.95	+ 11.97	+ 9.25

* The inception date for Ariel Focus Fund is 06/30/05.

In the third quarter, Ariel Focus Fund returned +6.03% versus +5.70% for the Russell 1000 Value Index and +7.71% for the S&P 500 Index. Year-to-date, Ariel Focus Fund increased +8.12% versus +3.92% for the Russell 1000 Value Index and +10.56% for the S&P 500 Index. As has been widely reported, the S&P 500 returns have been boosted by large weights in technology growth stocks such as Amazon (AMZN), Alphabet (GOOGL) and Netflix (NFLX), all of which are too expensive to be held in Ariel Focus Fund.

In this quarterly letter, we will examine an investment maxim that has been at the heart of Ariel Focus Fund this year. “Avoid investments others make for non-economic reasons. Seek investments others avoid for non-economic reasons.” For example, restaurants tend to be bad investments because many seek the prestige of being a restauranteur and ignore high bankruptcy rates. Similarly, many countries consider a national airline a source of international status and will accept poor returns in this capital intensive industry. By contrast, KKR & Co., Inc. (KKR), Blackstone Group L.P. (BX) and Hanger, Inc. (HNGR) offered Ariel Focus Fund excellent economic opportunities precisely because large groups of institutional investors would not or could not own them for reasons having nothing to do with their business prospects.

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COMPANIES IN FOCUS

In 2018, the three companies contributing most to our performance were Zebra Technologies Corporation (ZBRA), KKR & Co., Inc. and Hanger, Inc. KKR and Hanger owe much of their strong performance to a change in structure, which made them “buyable” by large new classes of institutional investors. More specifically, many mutual fund managers and index funds do not own KKR due to its structure as a partnership. For years, KKR investors have received a K1 tax form, simple to complete, but an administrative problem for many back offices. As index funds gained market share from active managers, dollars moved from investors such as Ariel Focus Fund who own KKR, to investors like the Vanguard S&P Index Fund who would not. Despite years of excellent earnings and a growing share of the burgeoning alternative asset management industry, KKR traded for a price well below its intrinsic value. We had an opportunity to buy a great business at a discounted price because others stayed away for non-economic reasons.

“Avoid investments others make for non-economic reasons. Seek investments others avoid for non-economic reasons.”

This all changed on July 31, 2018 when KKR completed its recently announced conversion from a partnership to a C-Corp. The company was no longer a partnership and buyers of its shares would no longer receive a K1. Since then, KKR has traded up another +10.43% in the quarter and +32.31% year-to-date. The change in corporate structure was announced in the second quarter and some investors rightly foresaw the new demand soon to come.

Hanger benefited from a similar change in status, going from “unlisted” to “listed.” For the last several years, its shares were not to be found on any stock exchange due to a long process of restating past financial results. Instead, Hanger traded on the so-called “pink sheets” until it met exchange listing requirements. Many institutional investors are prohibited from owning stocks which do not trade on an exchange. Once the company’s past accounting filings were brought current during the third quarter, its shares became listed on the New York Stock Exchange. Like KKR, Hanger shares surged when the change was announced and the new listing became a reality. The stock is up +22.82% for the quarter and +32.25% year-to-date.

“We had an opportunity to buy a great business at a discounted price because others stayed away for non-economic reasons.”

Two additional companies continue to give us similar opportunities as “orphan stocks.” Blackstone and Lazard Ltd. (LAZ) still trade as partnerships issuing the dreaded K1’s. Both are avoided by many mutual and index funds. Both are excellent companies with strong economic moats and good returns on capital. Both trade at low multiples of next year’s earnings; 11 times for Blackstone, 9 times for Lazard. Both have seen the excellent market reaction to KKR’s conversion. We expect both to follow suit, Blackstone in the relatively near-term. We will probably need to be more patient with Lazard.

Our biggest detractors during the quarter were Barrick Gold Corporation (ABX), Western Union Company (WU), and Stericycle, Inc. (SRCL) which declined -15.37%, -5.30% and -10.12% respectively. Barrick has been one of our greatest disappointments over the last five years. Our initial thesis centered on its position as one of the world’s low-cost gold and copper producers. We believed competitive currency devaluation along with high levels of government borrowing would lead to higher inflation and rising gold prices. Strong building demand in China, the U.S. and the rest of the world would also lead to an ever growing need for copper and thus higher prices. It has not worked out that way. Instead, Barrick saw the Tanzanian government threaten to nationalize its highly profitable local operations. Attempts to pay down debt resulted in underinvestment and lower production growth.

12    ARIELINVESTMENTS.COM

Not to mention, copper prices have fallen as global construction has been lackluster. Recently, Barrick announced a merger with Randgold Resources Ltd (GOLD), a leading African gold company with a respected management team. The market has reacted positively to the deal, increasing Barrick’s stock price about +34% from its recent third quarter low of $9.52 to over $12 as we go to print. The deal, however, increases Barrick’s exposure to political risk on the African continent. We are taking advantage of the recent rally to significantly reduce our position.

“There is no doubt rising rates are a headwind for stocks as other asset classes become more attractive and higher discount rates make future earnings less valuable today.”

Western Union has also been a disappointing holding over the last several years – trading modestly above our cost. And with a 4% dividend yield, we were able to get some return on our investment. But earnings growth has continued to come in below our expectations. Our investment thesis contended that fears of a global cashless society were exaggerated. Migrant workers would still need Western Union to send money home across political borders, particularly with anti-laundering laws in effect. That thesis has generally proven out with global remittance payments growing at a steady pace. Unfortunately, the company’s expenses have grown as well. First, compliance costs increased, as government regulators placed the greatest burden on Western Union, the global leader. Next, technology investments grew as the company sought (and generally succeeded) in growing its digital money transfer business. As a global business, Western Union became adept at moving operating profits to low-tax jurisdictions. As a result, it received little benefit from U.S. tax reform. The stock trades at only 9 times earnings and we plan to continue to hold our position. If the company’s investment in digital transfer technology continues to produce revenue growth, it could enjoy a higher multiple consistent with its predictable and stable cash flows.

We initiated a position in Stericycle in the first quarter of 2018. Stericycle has many of the traits we look for in a portfolio company. Stericycle is a leader in the medical waste management industry, a highly regulated business with significant barriers to entry. The company has enjoyed spectacular long-term success, with its stock increasing from $3 to $147 from 1999 to 2015. Since 2015, the stock has declined over -60% to about $50 as we go to press. Stericycle was sued and forced to pay a large settlement over its billing practices for small quantity (“SQ”) customers. Many SQ customers had signed contracts with unfair price increases forcing Stericycle to offer significant rebates. In addition, the company announced a new ERP software system that will cost hundreds of millions to implement. These expenses will pressure earnings through next year. We have seen this story before. A good company makes a series of synergistic acquisitions, but fails to install standardized accounting systems. A hodge-podge of systems results in a lack of management visibility and a short-term earnings hit as systems are brought up to date. In the near-term, Stericycle’s stock has become very attractive, at only 11 times forward earnings. Things could be bumpy for several quarters, but the long-term outlook is exciting in our view.

“At Ariel, we believe our holdings in companies, trading at considerably lower multiples than the broad market, will allow our portfolios to hold up as rates rise.”

As we write this letter, the U.S. equity markets have been hit by concerns over higher interest rates. There is no doubt rising rates are a headwind for stocks as other asset classes become more attractive and higher discount rates make future earnings less valuable today. At Ariel, we believe our holdings in companies, trading at considerably

800.292.7435    13

lower multiples than the broad market, will allow our portfolios to hold up as rates rise. Our lack of ownership in “bond substitute stocks,” (e.g. REITS, MLPs, high dividend paying utilities) should cushion the blow.

PORTFOLIO COMINGS AND GOINGS

We did not initiate any new positions this quarter. However, we sold out of Adtalem Global Education Inc. (ATGE), a global provider of for-profit university and educational programs, as it reached our estimate of private market value.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

2018 DISTRIBUTIONS

Capital Gains

Ariel Investments paid capital gains distributions on Thursday, November 15, 2018 to shareholders of record as of Wednesday, November 14, 2018. Visit arielinvestments.com to view actual total capital gains distributed to shareholders.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 27, 2018, to shareholders of record as of Wednesday, December 26, 2018. Income distribution estimates will be available on arielinvestments.com the first week of December.

1 Associated Press, “2016 US Auto Sales set a new record high led by SUVs,” The LA Times, January 04, 2017.

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

A REIT (real estate investment trust) is a security that invests in real estate. REITs receive special tax considerations, have potentially high yields, and offer a liquid method of investing in real estate. Risks include interest rate and overdevelopment risk. MLPs have risks that include governance features that can favor management over other investors, potential conflicts of interest, and concentrated exposure to a single industry or commodity. Utility stocks tend to offer high-yield dividends, though the prices are unlikely to fluctuate. This reduces the potential for capital gain and presents the risk of loss.

14    ARIELINVESTMENTS.COM

Ariel Focus Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The 1-year total return shown here differs from the 2018 total return presented in the Financial Highlights on page 61 which reflects performance calculated in conformity with U.S. GAAP principles. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

Over the trailing twelve month period, strong earnings fundamentals, relatively stable global growth and U.S. tax reform overcame trade tensions, geopolitical issues, devastating natural disasters, tighter monetary policy and burgeoning inflation. For the trailing twelve month period, Ariel Focus Fund advanced +14.32%, which was significantly better than the Russell 1000 Value Index’s +9.45% gain, but trailed the S&P 500 Index’s +17.91% return.

Several holdings in the portfolio had strong returns. Orthotic and prosthetic specialist Hanger, Inc. (HNGR) advanced +89.54% during the last twelve months. Although management remained silent on the rumors, chatter around Otto Bock Healthcare’s interest in acquiring HNGR sent shares higher. Then after a prolonged quiet period related to HNGR being behind in its financial filings, the company recently began re-engaging with investors. The additional transparency has been well received, as management is providing information on the industry and its business prospects. Moreover, HNGR’s recent financial results reflect improvement in the top line across the business and as the company progresses from a phase of stabilization to one of growth, HNGR has begun to make specific investments that prepare it for the future. HNGR’s balance sheet is stable and the business is generating good cash flow, which when combined with lower interest rates as a result of a refinancing earlier this year and its continued reduction in third party fees, gives HNGR additional financial flexibility to reinvest as needed in the business to maximize shareholder returns.

Alternative asset manager, KKR & Co., Inc. (KKR) also outperformed, advancing +38.23% during the period. Over the last twelve months, KKR has exhibited strong operating fundamentals across the firm, evidenced by +29% growth in assets under management and 15% increase it its book value per share. Additionally, the company completed a conversion from a partnership to a corporation. In our view, this change simplified the company’s structure, broadened investor appeal and could translate to possible inclusion in major indexes.

Alternatively, several positions weighed on performance. Gold mining company Barrick Gold Corp. (ABX) declined -30.46% in the period. Sentiment around the adverse actions taken by the Tanzania government whereby they took a 16% stake in three gold mines operated by an entity in which ABX holds a majority interest and required ABX to make an additional upfront cash payment to the government as a show of good faith has been an overhang on shares. Additionally, higher expectations for U.S. interest rates and lower than anticipated long term gold production guidance from 2019 through 2022 further pressured shares. Nonetheless, with ABX’s solid balance sheet, we believe the company remains well positioned to leverage its portfolio of gold mines through continued operational improvements. We view this holding as a hedge against potential inflation.

Leading supplier of solutions for combustion, hybrid and electric vehicles, BorgWarner, Inc. (BWA) declined -15.33% during the period. Uncertainty around tariffs and concerns that we are at the peak of the automotive cycle have weighed on shares. Additionally, the CEO announced his retirement furthering investor skepticism. We continue to believe that BWA’s scale, global presence and leading edge technology properly position the company to deal with these potential issues. We expect the increased complexity required for auto manufacturers to meet higher fuel efficiency and lower emissions requirements worldwide to provide a tailwind to demand for BWA’s products.

Short-term corrections and market volatility are expected in the near term – be it from profit taking, corporate earnings swings, elevated corporate debt leverage, tightening monetary conditions, trade policy or geopolitical factors. That said, we view these uncertainties and risks as short term noise within the context of our long term investment horizon. Given our “slow and steady” approach, we remain confident in our portfolio positioning, especially with our domestic strategies trading at a discount relative to the indices.

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Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy

Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	26.03	28.13	19.02
Producer durables	18.99	7.69	10.22
Health care	16.34	14.62	14.60
Consumer discretionary	13.77	9.40	14.42
Energy	9.06	10.84	6.00
Materials & processing	5.37	4.21	2.60
Technology	4.79	9.11	22.43
Consumer staples	2.38	6.75	5.91
Utilities	0.00	9.24	4.80

† Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/18

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	6.03	14.32	15.33	8.78	8.38	6.42
Ariel Focus Fund–Institutional Class+	6.03	14.54	15.58	9.04	8.56	6.55
Russell 1000® Value Index	5.70	9.45	13.55	10.72	9.79	7.63
S&P 500® Index	7.71	17.91	17.31	13.95	11.97	9.25

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The 1-year total return shown here differs from the 2018 total return presented in the Financial Highlights on page 61 which reflects performance calculated in conformity with U.S. GAAP principles. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)[1]	Net	Gross
Investor Class	1.00%	1.20%
Institutional Class	0.75%	0.86%

Top ten equity holdings (% of net assets)

1.	Snap-on, Inc.	5.6	6.	Hanger, Inc.	4.4
2.	Oracle Corp.	4.8	7.	CBS Corp., Class B	4.1
3.	Lazard Ltd., Class A	`4.6	8.	Mosaic Co.	4.1
4.	Blackstone Group L.P.	4.6	9.	BorgWarner, Inc.	4.0
5.	Zimmer Biomet Holdings, Inc.	4.5	10.	Laboratory Corp. of America Holdings	3.9

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

As of September 30, 2017, Ariel Focus Fund (Investor Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.19%. As of September 30, 2017, Ariel Focus Fund (Institutional Class) had an annual net expense ratio of 0.75% and a gross expense ratio of 0.90%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 78.

16    ARIELINVESTMENTS.COM

A TOP HOLDINGS REVIEW

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 09/30/18

	3Q18	YTD	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	– 5.83%	– 2.11%	– 0.47%	+ 8.08%	– 0.43%	+ 2.64%
Russell 2000® Value Index	+ 1.60	+ 7.14	+ 9.33	+ 16.12	+ 9.91	+ 10.85
Russell 2000® Index	+ 3.58	+ 11.51	+ 15.24	+ 17.12	+ 11.07	+ 12.18
S&P 500® Index	+ 7.71	+ 10.56	+ 17.91	+ 17.31	+ 13.95	+ 13.63

* The inception date for Ariel Discovery Fund is 01/31/11

A recent Barron’s article on factor investing noted that momentum has been far and away the most powerful driver of U.S. equity returns in 2018, while the two biggest detractors have been small size and value.1 Against this backdrop, Ariel Discovery Fund continues to face significant headwinds. Laser-focused on our deep value mandate, we seek tiny stocks trading at significant discounts—which thereby tend to be anti-momentum. After a tough third quarter, the Fund is down modestly year-to-date and several points behind its Russell 2000 Value benchmark.

As we noted in last quarter’s letter, there are reasons to believe these headwinds will abate. In the meantime, our companies generally are performing well fundamentally. Not to mention, the subpar quarter made the portfolio even more attractive since it now trades even further below our estimate of fair value. While the market focuses on momentum and growth, the spring in our world of deep value stocks appears to be even more tightly coiled, and we believe patience will win.

	Discount to PMV[2] 6/30/18	Q3 return	Discount to PMV 9/30/18
Ariel Discovery Fund	– 36.3%	– 5.83%	– 40.9%

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A TOP HOLDINGS REVIEW

Cowen Group, Inc. (COWN)

Since taking over as CEO at year-end, Jeff Solomon has made excellent progress on his boutique investment bank’s long-term goals. His mantra has been, “Simpler, Fewer, Deeper.” The $1.50 of economic income earned in the first half of 2018 is a record for the company since its 2009 merger with alternative asset manager, Ramius, LLC. A strong second quarter was driven by a +25% increase in investment banking revenues led by solid performance in equity financing and growing contributions from advisory and non-healthcare sectors. The market has begun to take notice of this progress.

We believe Cowen remains one of our best values. Even with solid recent stock performance, the shares trade at 70% of book value, 80% of tangible book value, and less than 6 times 2018 expected earnings. Meanwhile, the company gets no credit for its $11 billion asset management arm. That said, we have been gently trimming our holdings because the stock’s recent climb would have caused it to represent 6% of the Fund.

“Laser-focused on our deep value mandate, we seek tiny stocks trading at significant discounts— which thereby tend to be anti-momentum.”

Kindred Biosciences, Inc. (KIN)

After a one-year return of +71.97% and a two-year return of +179.56%, Kindred still remains one of our most attractive holdings. The company has transitioned from one with a great balance sheet and a promising pipeline of companion animal drugs, to a commercial stage company. Mirataz, the first and only transdermal treatment approved by the FDA for weight loss in cats, has been launched. Applying a typical multiple of sales for this industry, Mirataz alone nearly justifies Kindred’s market capitalization of $456 million. Adding in cash of $109 million, we believe investors now own the company’s entire pipeline for free.

Under the stellar leadership of company co-founders Richard Chin, who serves as CEO, and Denise Bevers, who is President and COO, Kindred employs a unique and compelling strategy. By utilizing previously approved human compounds to develop medicines for dogs, cats and horses, costs are much less than with human drugs; each program costs $5-8 million and moves much more quickly. Zimeta, which treats fever in horses, should be approved by early 2019. Meanwhile, roughly 20 compounds, including biologics to treat atopic dermatitis in dogs and cancer in cats, are in the pipeline.

“While the market focuses on momentum and growth, the spring in our world of deep value stocks appears to be even more tightly coiled, and we believe patience will win.”

Our estimate of fair value jumped sharply as the company made the successful transition to the commercial stage, and we see continued upside either as a standalone company or as a take-over target in the rapidly consolidating animal healthcare space.

RealNetworks, Inc. (RNWK)

While second quarter results for this digital media company were lower than expected, RealNetworks continues to expect EBITDA profitability by year-end. After a multi-year restructuring and turnaround led by CEO Rob Glaser, we believe the company’s growth initiatives will allow it to achieve that target and expand from there.

Among these initiatives is Secure, Accurate Facial Recognition (SAFR), an artificial intelligence (AI) driven technology now being offered free to individual K-12 schools and soon available commercially. Validated as a world-class algorithm, SAFR identifies people without posing, i.e. “in the wild.” Other promising products include KONTXT, a carrier-grade text message prioritization, routing and delivery system using advanced machine learning algorithms. In customer trials, the program promises to help carriers avoid some of the $15 billion annual estimated loss from unmanaged mobile message delivery.

18    ARIELINVESTMENTS.COM

RealNetworks shares held up after the soft earnings report, but then drifted lower in the closing weeks of the quarter. More specifically, the stock is down -14.04% year-to-date. Despite this performance, our confidence remains high, given the growth outlook, 70% gross margins, $44 million in cash, and the optionality from a 42% ownership of Rhapsody (which now uses the Napster brand) held with a $0 valuation on the balance sheet. The original streaming music company, Rhapsody has now been profitable for the past four quarters by focusing on the B2B market. Significant insider buying over the past few months shows RealNetworks management shares our enthusiasm for this overlooked gem.

Century Casinos, Inc. (CNTY)

We wrote in detail in our April letter about our favorite holding. Despite solid progress toward long-term goals, the stock was pressured during the quarter due to what we see as short-term concerns and tumbled -14.74%. At 1.2 times book value, with underappreciated growth opportunities and superb, highly incentivized leadership, we remain extremely bullish on Century.

PORTFOLIO COMINGS AND GOINGS

This quarter, we added Jernigan Capital, Inc. (JCAP), a self-storage Real Estate Investment Trust (REIT). Jernigan has great leadership, a solid balance sheet, and underappreciated value in properties we expect to be written up in the relatively near future. We sold out of Glu Mobile Inc. (GLUU) and Landec Corporation (LNDC) on valuation and MB Financial, Inc. (MBFI) in anticipation of its previously announced acquisition by Fifth Third Bancorp (FITB).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley

Lead portfolio manager

2018 DISTRIBUTIONS

Capital Gains

Ariel Investments paid capital gains distributions on Thursday, November 15, 2018 to shareholders of record as of Wednesday, November 14, 2018. Visit arielinvestments.com to view actual total capital gains distributed to shareholders.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 27, 2018, to shareholders of record as of Wednesday, December 26, 2018. Income distribution estimates will be available on arielinvestments.com the first week of December.

[1]	Fonda, Daren. “These 5 ‘Factors’ Can Fuel Stock Returns.” Barron’s. September 20, 2018.
[2]	PMV, or Private Market Value, is Ariel’s internal estimate of fair value for each company. The quarter-end average PMV is a weighted average calculation of the quarter-end holdings.

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Ariel Discovery Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

Over the trailing twelve month period, strong earnings fundamentals, relatively stable global growth and U.S. tax reform overcame trade tensions, geopolitical issues, devastating natural disasters, tighter monetary policy and burgeoning inflation. For the trailing twelve month period, Ariel Discovery Fund declined -0.47%, significantly underperforming the Russell 2000 Value Index and the Russell 2000 Index, which increased +9.33% and +15.24%, respectively.

Several holdings in the portfolio had strong returns. After a twelve month return of +77.71% (encompassed in a return of +179.56% for the two-year period), we believe Kindred Biosciences, (KIN) remains one of our most attractive holdings. The company has transitioned from one with a great balance sheet and a promising pipeline of companion animal drugs to a commercial stage company now that Mirataz has been approved and launched. This is the first and only transdermal treatment approved by the FDA for weight loss in cats, and we believe its prospective sales alone nearly justify the share price of Kindred. Under the stellar leadership of CEO Richard Chin and COO Denise Beavers, the company’s co-founders, Kindred employs a unique and compelling strategy. By utilizing previously approved human compounds to develop medicines for dogs, cats and horses, costs and obstacles are much less than with human drugs; each program costs $3-5 million and moves much more quickly. Zimeta, which treats fever in horses, should be approved by early 2019 and roughly 20 compounds, including biologics to treat atopic dermatitis in dogs and cancer in cats are in the pipline. Our estimate of fair value jumped sharply as the company made the successful transition to the commercial stage, and we see continued upside either as a standalone company or as a target in the rapidly consolidating animal healthcare space.

Technology based learning and reading solution leader Rosetta Stone Inc. (RST) also outperformed, accelerating +94.81% during the twelve month period. The company is executing against its goals for continued sales and improving margins at Lexia, the K-12 Literacy segment.

Lexia’s momentum has been driven by RST’s expanded literacy product portfolio. In addition, the company is benefitting from continued traction within its Consumer Language retail channel following the transition to a full subscription model. RST is exhibiting continued progress in important areas of its direct to consumer offering, including mobile apps and has seen momentum in its Enterprise and Education business, particularly from global corporate business.

Alternatively, several positions weighed on performance. Digital entertainment business RealNetworks, Inc. (RNWK) fell -38.75% over the trailing 12 month period. While financial results for this digital media company were recently lower than expected, RNWK continues to forecast EBITDA profitability by year-end. Furthermore, the company has made significant progress on all four of its key growth initiatives. Among these initiatives is Secure, Accurate Facial Recognition (SAFR), an artificial intelligence (AI) driven technology now being offered free to individual K-12 schools and soon available commercially. Validated as a world-class algorithm, SAFR identifies people without posing, i.e. “in the wild”. Other promising products include KONTXT, a carrier-grade text message prioritization, routing and delivery system using advanced machine learning algorithms. In customer trials now, the program promises to help carriers avoid some of the $15 billion annual estimated loss from unmanaged mobile message delivery. Our confidence remains high, given the growth outlook, 70% gross margins, $44 million in cash, and the optionality from a 42% ownership of Rhapsody held with a $0 valuation on the balance sheet. The original streaming music company, Rhapsody (which uses the Napster brand) has now been profitable for the past four quarters by focusing on the B2B market. Significant insider buying over the past few months shows management shares our enthusiasm for this overlooked gem.

Producer and supplier of sand, U.S. Silica Holdings, Inc. (SLCA) also detracted from performance, trading -38.82% lower during the trailing twelve month period. Investor concerns regarding the supply and demand mix for silica

20  ARIELINVESTMENTS.COM

Ariel Discovery Fund management discussion (continued)

and noise around potential slowdowns in activity in the second half of 2019, due to rising labor costs, trucking congestion and outflow capacity have pressured shares. We believe the market is overestimating the volume and delivery time of silica coming to market and although there have been announcements for mines coming on line in West Texas, the competitors lack the capital required to begin production. SLCA is insulated from these issues due to their national footprint and close proximity of its mines to major rail lines and waterways. In addition, SLCA has received commitments from several customers to prepay for volume at attractive margins. Beyond supply concerns, investors continue to underappreciate the company’s industrial business relative to competitors. We believe the contributions from these less volatile return businesses such as the investment in SandBox and EP Minerals, and the company’s stable balance sheet has SLCA positioned for favorable risk/reward going forward.

Short-term corrections and market volatility are expected in the near term – be it from profit taking, corporate earnings swings, elevated corporate debt leverage, tightening monetary conditions, trade policy or geopolitical factors. That said, we view these uncertainties and risks as short term noise within the context of our long term investment horizon. Given our “slow and steady” approach, we remain confident in our portfolio positioning, especially with our domestic strategies trading at a discount relative to the indices.

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Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index

Technology	26.37	9.55	12.84	22.43

Financial services	23.85	39.70	24.37	19.02

Consumer discretionary	18.30	12.06	15.08	14.42

Producer durables	8.61	11.68	13.53	10.22

Health care	7.38	4.87	16.19	14.60

Materials & processing	6.41	5.84	6.77	2.60

Utilities	4.01	6.58	4.08	4.80

Energy	3.34	7.33	4.72	6.00

Consumer staples	0.00	2.30	2.38	5.91
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/18

	Quarter	1-year	3-year	5-year	Since inception
Ariel Discovery Fund–Investor Class	-5.83	-0.47	8.08	-0.43	2.64
Ariel Discovery Fund–Institutional Class+	-5.72	-0.28	8.35	-0.18	2.88
Russell 2000® Value Index	1.60	9.33	16.12	9.91	10.85
Russell 2000® Index	3.58	15.24	17.12	11.07	12.18
S&P 500® Index	7.71	17.91	17.31	13.95	13.63

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.25%	1.59%
Institutional Class	1.00%	1.15%

Top ten equity holdings (% of net assets)

1.	Kindred Biosciences, Inc.	6.1	6.	ORBCOMM, Inc.	4.0
2.	Cowen Group, Inc., Class A	6.0	7.	Telenav, Inc.	3.9
3.	Century Casinos, Inc.	5.4	8.	First American Financial Corp.	3.9
4.	Green Brick Partners, Inc.	4.8	9.	Capital Southwest Corp.	3.8
5.	RealNetworks, Inc.	4.5	10.	U.S. Silica Holdings, Inc.	3.8

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

As of September 30, 2017, Ariel Discovery Fund (Investor Class) had an annual net expense ratio of 1.25% and a gross expense ratio of 1.48%. As of September 30, 2017, Ariel Discovery Fund (Institutional Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.15%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 78.

22    ARIELINVESTMENTS.COM

CAUTION AHEAD – RISING RISKS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 9/30/18

	3Q18	YTD	1-year	3-year	5-year	Since inception*
Ariel International Fund	+ 1.46%	– 0.64%	– 0.49%	+ 5.84%	+ 4.15%	+ 6.54%
MSCI EAFE Net Index	+ 1.35	– 1.43	+ 2.74	+ 9.23	+ 4.42	+ 8.09
MSCI ACWI ex-US Net Index	+ 0.71	– 3.09	+ 1.76	+ 9.97	+ 4.12	+ 6.94

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 9/30/18

	3Q18	YTD	1-year	3-year	5-year	Since inception*
Ariel Global Fund	+ 5.17%	+ 6.19%	+ 7.38%	+ 10.81%	+ 7.36%	+ 9.46%
MSCI ACWI Net Index	+ 4.28	+ 3.83	+ 9.77	+ 13.40	+ 8.67	+ 10.92

* The inception date for the Ariel Global Fund is 12/31/11.

Foreign markets were left behind as continued economic growth coupled with strong corporate profits drove the S&P 500 Index to test new highs with its +7.71% gain in the third quarter. Meanwhile, the non-U.S. developed equity markets, as defined by the MSCI EAFE Index, earned +1.35%—while the MSCI ACWI ex-U.S. returned a modest +0.71%. Emerging market equities lagged, with the MSCI Emerging Markets Index falling -1.09%. Globally, as measured by the MSCI ACWI, equities were up +4.28% in the quarter. During this period, our Funds have delivered positive absolute and relative returns as shown in the tables above.

The strongest sectors for Ariel International Fund were Telecom and Information Technology, while Financials and

800.292.7435    23

Telecom buoyed our Global Fund. Across both portfolios, Utilities and Energy detracted from our relative performance. As we build portfolios from the bottom up, these outcomes are the result of individual stock selection.

Since the market bottom in 2009, global equity markets have delivered strong returns with startlingly few hiccups along the way. Naturally, this can lead to hubris. Accordingly, we believe many investors are underappreciating or altogether ignoring risks present in the market. Since our investment process focuses equally on managing risk and return, we always consider both sides of the equation.

“Since our investment process focuses equally on managing risk and return, we always consider both sides of the equation.”

CAUTION AHEAD—RISING RISKS

Although social etiquette says one should never discuss religion or politics, as true contrarians we are going to disregard this advice because we believe the risks stemming from today’s political environment are simply too great to ignore. More specifically, our biggest concern today is the rise of populism. We are also closely watching sovereign debt and rising rates.

But first, on populism, whose definition has varied since its origin in the 19th century. These days, it is largely thought to be an ideology of the people versus the elite. It exists at both the right- and left-wings of the political spectrum. While “the people” can be defined in many ways, “the elite” typically refers to “the political, economic, cultural, and media establishment, all of which are depicted as a homogenous entity and accused of placing the interests of other groups—such as foreign countries or immigrants—above the interests of ‘the people.’”1

Regardless of one’s definition, a wave of populism is sweeping the world—across both developed and emerging markets. In fact, a report published by Bridgewater shows the “Populism Index” at highs not seen since the 1930s.2 More specifically, Mexico recently elected a populist president, Andrés Manuel López Obrador, who represents a wide-ranging coalition. The same is true of Brazil. Voters in Italy expressed their frustrations on austerity and weak economic activity by voting in a populist government who has vowed to spend so much money that they run the risk of breaching the Maastricht Treaty budget deficit caps.

Elsewhere in Europe, leaders in Hungary and Poland also garnered support by promoting protectionist policies, largely related to immigration. In the United Kingdom, Labour Party leader Jeremy Corbyn’s pro-Brexit populism is gaining traction. And, populism is on the rise in America, too.

Most populists are “anti-establishment,” preferring protectionism to globalization. The resulting economic policies affect stocks, as we have seen with Brexit, NAFTA and the Trans-Pacific Partnership. Initially, political regime changes usually give rise to currency wars. At present, we have devolved further into tariff and trade wars. Populist elected officials believe tariffs help protect certain sectors of their domestic economy. And yet, tariffs alter prices only temporarily, while the real issue is the need to improve productivity. The ability of a company to create manufacturing capacity requires significant lead time. It cannot—with few exceptions—be implemented overnight or at a pace that keeps up with changing tariffs. In the near-term, tariffs are effectively a tax on the consumer which can ultimately slow the economy.

“We prefer to own companies with strong balance sheets, ideally seeking those that are net cash versus those that have debt.”

Beyond politics, another significant risk is the potential fallout from the debt binge by sovereigns, corporates, and consumers globally. Here, we are concerned not only with the overall level of indebtedness of these entities, we are troubled by the high yield—or junk—bonds that are most vulnerable to a credit shock. Not to mention, we find credit spreads to be artificially low as investors chase yield in a low interest-rate world. Overall, we do not believe equity holders are being paid for the excessive financial leverage risk. Instead, we prefer to own companies with strong balance sheets, ideally seeking those that are net cash versus those that have debt.

On a related note, rising interest rates present yet another potential challenge. Not long ago we were worried about

24    ARIELINVESTMENTS.COM

deflation and rates falling to zero. Today, the six-month Treasury bill yields more than 2% and the Federal Reserve is expected to continue raising rates. This matters because rising yields increase the cost of capital which can be painful in the late years of an expansionary economic cycle. In other words, as companies need to borrow to adjust their production capabilities, it becomes increasingly expensive to do so. Looking at the fixed income markets, our concern is not only the higher cost of debt service, but the lack of restraint on inflating their balance sheets.

“Looking at the fixed income markets, our concern is not only the higher cost of debt service, but the lack of restraint on inflating their balance sheets.”

At this point in the market cycle, some words of wisdom from a classic American author, Mark Twain, seem apropos: “A banker is a fellow who lends you his umbrella when the sun is shining, but wants it back the minute it begins to rain.” In other words, we are wary of the day when lending policies are not as liberal as today. All said, we believe in being patient and carefully considering whether or not the risk is priced into the stock price before investing.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

2018 DISTRIBUTIONS

Capital Gains

Ariel Investments paid capital gains distributions on Thursday, November 15, 2018 to shareholders of record as of Wednesday, November 14, 2018. Visit arielinvestments.com to view actual total capital gains distributed to shareholders.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 27, 2018, to shareholders of record as of Wednesday, December 26, 2018. Income distribution estimates will be available on arielinvestments.com the first week of December.

[1]

Stefan Hofrichter, “The Economics Of Populism: Why It Matters For Growth And Markets,” Seeking Alpha. March 06, 2018, https://seekingalpha.com/ article/4153649-economics-populism-matters-growth-markets, (Accessed on October 23, 2018).

[2]	Ray Dalio et al., “Populism: The Phenomenon,” Bridgewater Daily Observations. March 22, 2017, 1.

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Ariel International Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

In the 12 months ending September 30, 2018, Ariel International Fund lost -0.49% trailing the MSCI EAFE Index’s +2.74% and the MSCI ACWI ex US’s +1.76% gains. While the Fund has lagged its benchmark in this growth and momentum-led market, we are encouraged by the outperformance the Fund has delivered in the third quarter and calendar year-to-date.

Our bottom-up research continues to uncover attractive investments particularly within the telecom and information technology sectors. We remain most underweight the financials and industrials sectors, where strong stock selection was the largest contributor to performance for the 12-month period, underscoring the importance of what we do not own as well as what we do. By contrast, stock selection within information technology and consumer discretionary detracted from performance.

The top contributor for the fiscal year was Deutsche Boerse AG, Europe’s leading derivative exchange and clearing house. The company is a vertically integrated derivatives exchange with dominant positions in the trading and clearing of certain stock and bond related futures products. While traditional equity exchanges such as the New York Stock Exchange tend to be commoditized and highly price competitive, leading derivative exchanges like Deutsche Boerse and the Chicago Mercantile Exchange enjoy high barriers to entry and tend to benefit from winner-take-all economics. In our view, the company has been under-earning its potential because of depressed trading volumes resulting from low market volatility. In addition, negative interest rates have led to low interest income earned on the company’s cash. As volatility, trading volumes, and interest rates rise in Europe, the company will benefit.

Ahold N.V. was also a top performer during the fiscal year. Although the Belgian food retailer struggled following the announcement of the Amazon-Whole Foods merger in June 2017, it has rebounded steadily as investors recognized that their fears were overblown. More recently, the stock experienced a pullback following the announcement of Kroger’s big push in the online grocery segment. However, the overlap between the companies is minimal and we do not share the market’s concerns. Ahold continues to execute well on achieving merger related synergies and we are maintaining our position.

We view telecom as the new consumer staple, a point of view not yet widely appreciated by the market. Over the past twelve months the weakest performer was Telefonica Deutschland Holding, a provider of broadband, landline and mobile telecommunications in Germany. The company acquired a competitor which places the combined entity at or near the top of the market in number of subscribers, but trailing its peers in earnings and revenues. We believe the company has an opportunity to up-sell and cross-sell to their existing customer base which should lead to better profitability through lower customer acquisition costs. However, the company will need to improve its network quality to encourage an increase in data consumption as German customers use their mobile phones for voice and thereby consume very low levels of data relative to most developed countries. In the meantime, we take comfort in the stock’s current high dividend.

Additionally, our position in tire manufacturer Michelin (CGDE) detracted from performance. Michelin’s stock price traded down in sympathy with peers as news related to trade tensions weakened shares of auto suppliers globally. As a multinational with a diverse product mix in tires, we believe Michelin is more resilient to evolving industry trends and best positioned to protect pricing. The company is the dominant player in European replacement tires and is likely to be a main beneficiary of new European Union anti-dumping tariffs on Chinese truck tire imports which were announced in May. Tire replacement demand is enjoying good momentum in key emerging markets as well. Looking ahead, a sustained recovery in specialty tires and positive price mix versus raw materials should be good for the company.

To help manage portfolio risk, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $6,462,027 for Ariel International Fund.

In summary, we remain confident in our investment philosophy of owning undervalued, out-of-favor, franchise-quality companies.

26    ARIELINVESTMENTS.COM

Ariel Global Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

In the 12 months ending September 30, 2018, Ariel Global Fund returned +7.38% trailing the MSCI ACWI’s +9.77% return. While the Fund has lagged its benchmark in this growth and momentum-led market, we are encouraged by the outperformance the Fund has delivered in the third quarter and calendar year-to-date. While our bottom-up research continues to uncover attractive investments particularly within the out-of-favor health care and telecom sectors, we remain underweight the consumer discretionary and materials sectors.

Even as we continue to underweight the financial sector, our strong stock selection—both what we own and what we chose to avoid— has made financials the largest positive contributor to performance. Similarly, stock selection within industrials was also a strong contributor, despite our notable underweight of the sector as a whole. In contrast, stock selection within health care and consumer discretionary detracted from performance.

Although many investors gravitated toward the high-flying FAANG (Facebook, Amazon, Apple, Netflix and Google) stocks, we instead invested in Microsoft Corp., believing its superior business model, diversified lines of business and dominance in enterprise software provide a more attractive risk/reward ratio. Our patience has been rewarded as Microsoft was the top contributor in Ariel Global Fund for the fiscal year. The company continues to generate excess cash which it returns to shareholders via dividends and stock buy-backs. Looking ahead, the company participates in a number of fast-growing markets, including Azure cloud services and gaming, providing a means for the company to continue to deliver. It remains one of our largest positions.

Another top contributor for the 12-month period was Deutsche Boerse AG, Europe’s leading derivative exchange and clearing house. The company is a vertically integrated derivatives exchange with dominant positions in the trading and clearing of certain stock and bond related futures products. While traditional equity exchanges such as the New York Stock Exchange tend to be commoditized and highly price competitive, leading derivative exchanges like Deutsche Boerse and the Chicago Mercantile Exchange enjoy high barriers to entry and tend to benefit from winner-take-all economics. In our view, the company has been under-earning its potential because of depressed trading volumes resulting from low market volatility. In addition, negative interest rates have led to low interest income earned on the company’s cash. As volatility, trading volumes, and interest rates rise in Europe, the company will benefit.

The largest detractor from performance was Baidu, Inc., the Chinese technology behemoth. Baidu has been a key beneficiary of growing Chinese internet searches. When the broad Chinese market swooned due to worries over trade tensions coupled with a weakening economy, Baidu’s shares also fell. That said, we find the company to be a classic example of a misunderstood and mispriced stock. The company’s forward-looking fundamentals are strong and we believe the threat of Google entering the Chinese market has been over-estimated. In our view, the company has been solidifying its dominant market position by investing in machine learning to drive smarter, more useful and more personalized search results. It remains one of our top ten holdings.

Additionally, our position in tire manufacturer Michelin (CGDE) detracted from performance. Michelin’s stock price traded down in sympathy with peers as news related to trade tensions weakened shares of auto suppliers globally. As a multinational with a diverse product mix in tires, we believe Michelin is more resilient to evolving industry trends and best positioned to protect pricing. The company is the dominant player in European replacement tires and is likely to be a main beneficiary of new European Union anti-dumping tariffs on Chinese truck tire imports which were announced in May. Tire replacement demand is enjoying good momentum in key emerging markets as well. Looking ahead, a sustained recovery in specialty tires and positive price mix versus raw materials should be good for the company.

To help manage portfolio risk, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $283,751 for Ariel Global Fund.

In summary, we remain confident in our investment philosophy of owning undervalued, out-of-favor, franchise-quality companies.

800.292.7435    27

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

			MSCI
	Ariel	MSCI	ACWI
	International	EAFE	ex-US
	Fund†	Index	Index
Communication services	17.00	3.71	3.81
Information technology	14.25	6.81	11.49
Health care	12.00	11.11	8.47
Consumer staples	11.97	11.17	9.55
Financials	9.35	19.66	22.03
Energy	8.97	6.16	7.64
Consumer discretionary	8.10	12.16	10.90
Industrials	4.82	14.51	11.94
Utilities	2.98	3.24	2.97
Real estate	0.36	3.38	3.06
Materials	0.00	8.09	8.14

*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/18

	Quarter	1-year	3-year	5-year	Since inception
Ariel International Fund–Investor Class	1.46	-0.49	5.84	4.15	6.54
Ariel International Fund–Institutional Class	1.56	-0.17	6.11	4.42	6.80
MSCI EAFE Index (net)	1.35	2.74	9.23	4.42	8.09
MSCI ACWI ex-US Index (net)	0.71	1.76	9.97	4.12	6.94

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.13%	1.31%
Institutional Class	0.88%	0.93%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	7.0	6.	Michelin (CGDE)	3.7
2.	GlaxoSmithKline plc	5.8	7.	Nintendo Co., Ltd.	3.6
3.	Roche Holding AG	5.7	8.	NTT DOCOMO, Inc.	3.6
4.	China Mobile Ltd.	5.5	9.	Baidu, Inc.	3.3
5.	Koninklijke Ahold Delhaize N.V.	4.4	10.	Nokia Corp.	3.2

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)
Japan	17.85	Netherlands	7.59
Germany	10.80	United States	6.53
United Kingdom	9.32	France	5.93
Switzerland	9.27	Spain	3.52
China	8.83	Italy	3.31

[1]

As of September 30, 2017, Ariel International Fund (Investor Class) had an annual net expense ratio of 1.15% and a gross expense ratio of 1.32%. As of September 30, 2017, Ariel International Fund (Institutional Class) had an annual net expense ratio of 0.89% and a gross expense ratio of 0.95%. Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 78.

28    ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Information technology	21.34	19.89
Health care	21.34	11.86
Communication services	13.45	2.82
Financials	11.59	17.10
Consumer staples	7.97	7.97
Energy	7.83	6.72
Consumer discretionary	4.28	12.28
Industrials	4.01	10.69
Utilities	2.60	2.86
Real estate	0.10	2.85
Materials	0.00	5.04

*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/18

	Quarter	1-year	3-year	5-year	Since inception
Ariel Global Fund–Investor Class	5.17	7.38	10.81	7.36	9.46
Ariel Global Fund–Institutional Class	5.20	7.63	11.07	7.63	9.74
MSCI ACWI Index (net)	4.28	9.77	13.40	8.67	10.92

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross

Investor Class	1.13%	1.46%

Institutional Class	0.88%	0.98%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	9.7	6.	Baidu, Inc.	4.7
2.	Gilead Sciences, Inc.	5.6	7.	Johnson & Johnson	4.0
3.	GlaxoSmithKline plc	5.5	8.	Philip Morris Intl, Inc.	3.6
4.	Roche Holding AG	5.5	9.	Berkshire Hathaway, Inc., Class B	3.5
5.	China Mobile Ltd.	5.4	10.	Deutsche Boerse AG	3.3

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)
United States	45.54	Germany	4.28
China	10.16	France	4.11
Japan	8.75	Finland	2.50
United Kingdom	6.58	Netherlands	2.46
Switzerland	6.09	Italy	0.88

[1]

As of September 30, 2017, Ariel Global Fund (Investor Class) had an annual net expense ratio of 1.15% and a gross expense ratio of 1.42%. As of September 30, 2017, Ariel Global Fund (Institutional Class) had an annual net expense ratio of 0.90% and a gross expense ratio of 1.01%. Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 78.

800.292.7435    29

Banco Santander Chile (NYSE: BSAC) 97.036.000-K, Bandera 140 Santiago, Chile 56.2.2320.2746 | Santander.cl

Banco Santander Chile is the largest bank in Chile and among its most profitable. When compared to its local peers, it stands out for its best-in-class efficiency ratio of 41% and high return on assets. Its large branch network fuels its deposit gathering ability and thereby provides it with a low funding cost advantage. The bank’s state-of-the-art technology and customer database platforms enable it to provide superior customer service, generate higher fee income and lower operating costs. Meanwhile, BSAC’s astute underwriting practices keep credit costs low. Its superior profitability and risk management results in a high return on equity of 19.2%. Unsurprisingly, it sports a high credit rating of A with a positive outlook by S&P.

THE MACRO BACKDROP

A bank is only as good as the macro-economic and regulatory environment in which it operates. Fortunately, Chile has a reputation for being one of the most business-friendly countries in South America—offering a favorable backdrop that benefits the bank. Economic freedom in the country is accompanied by a rule of law that protects and encourages entrepreneurial activity, investment, and growth. The government is prudent with budgets and actively promotes deregulation and trade. As a result, Chile has one of the highest sovereign debt ratings in the region. The country’s regulators are reliable and independent. The International Monetary Fund deems its banking supervision to be “robust.” The political environment is largely stable and business friendly while the economic environment fosters growth.

MITIGATING RISKS

Of course, even a pretty face can have wrinkles. As a leading exporter of commodities such as copper and lithium ion, Chile is exposed to the vicissitudes of the commodity markets. Falling inflation and net interest margins constrain revenues and earnings, while a weak economy can cause more loan defaults. Not to mention, a small country, however strong, can suffer disproportionately from weakness in large neighboring countries such as Brazil or key trading partners such as China. However, the bank has taken proactive steps to mitigate these challenges. It has effectively segmented its customer base and cross sold fee generating products to offset shrinking interest income. It has capped its loan exposure to copper exporters and avoided risky investment banking activities.

After weighing all aspects of the investment proposition—the good, the bad, and the ugly—we found the deck stacked in favor of Banco Santander Chile. For years we had admired the franchise—its investment in IT, pivot to consumer lending, and ability to generate fee income. That said, lofty expectations and hefty valuations kept us away from the stock.

LUCK FAVORS THE PREPARED

The opportunity to own its shares came unexpectedly but predictably. When the Brazilian market and currency crashed on the back of an economic and political crisis in 2014-15, other Latin American markets corrected through sheer contagion. Chile was no exception. Banco Santander Chile ADR (BSAC US) fell -40% from its high and its risk/reward became compelling enough for us to own. Since we began accumulating the stock beginning in late 2014, BSAC has been a strong performer, validating our patient and contrarian approach to investing.

30    ARIELINVESTMENTS.COM

Illinois Tool Works, Inc. (NYSE: ITW) 155 Harlem Avenue Glenview, IL 60025 847.724.7500 | Itw.com

Founded in 1912, Illinois Tool Works, Inc. (ITW) makes specialty components and equipment for numerous industrial applications, from automotive manufacturing to commercial food production. Through its engineering expertise and defect-free production, ITW has earned the trust of its customers. The company chooses quality over quantity, growing only where it has a compelling competitive advantage. This gives ITW scale within key niches, which increases barriers to entry and drives excellent long term economics. However, as fears of a trade war have intensified, ITW’s share price has declined this year, providing an opportunity to own this competitively advantaged and diversified firm at prices well below its intrinsic value.

TRADE WOES ADD TO UNCERTAINTY

ITW’s shares have declined since late January, after President Trump brought global trade into focus at the World Economic Forum Annual Meeting in Davos, Switzerland. Manufacturing sentiment is declining, automotive production is slowing, and projects are being delayed in sectors such as semiconductors and chemicals. The end markets in which ITW operates will go through inevitable cycles. Trade tensions add another level of uncertainty. However, our view is that the value of a business to its owners is driven by the value that business provides to its customers. On this basis, ITW’s value to its customers will increase because as its customers innovate, ITW is trusted to solve more complex issues.

THE LONG TERM OPPORTUNITY

Uncertainty regarding global automotive trade has obscured the fact that ITW is relied upon by many of the leading automotive manufacturers in China, Europe and the U.S. While automotive production is cyclical, a car’s engineered components consistently increase in complexity and importance. As this occurs, ITW grows market share. While Wall Street is focused on the absolute number of cars and light trucks produced annually, ITW’s value proposition—customized engineering free of defects—is stronger than ever. Solving complexity is also the linchpin of ITW’s 6 non-automotive business segments. At ITW’s scale, the economics of small, consistent gains with customers can be surprisingly attractive.

CAPITAL ALLOCATION

In addition to our confidence in ITW’s value proposition to its clients, we are also confident that excess profits will be used to pursue only high quality reinvestment opportunities, leaving a substantial surplus that will be returned to shareholders through dividends and repurchases. ITW’s disciplined capital allocation is an important, though difficult to quantify, positive for long-term investors. Also, a rational and shareholder-friendly capital allocation policy allows its management team to act decisively when attractive acquisition opportunities arise. We believe ITW is trading ~17% below our assessment of its intrinsic value and recommend owning it for the long-term.

800.292.7435    31

Nordstrom, Inc. (NYSE: JWN) 1617 6th Avenue Seattle, WA 98101 206.628.2111 | Nordstrom.com

Based in Seattle, Nordstrom (JWN) is one of the country’s premier retailers. It was founded in 1901 by Swedish immigrant John W. Nordstrom, whose descendants continue to manage the company today. JWN combines best-in-class customer service with seamless integration between its 122 Nordstrom full-line and 242 Nordstrom Rack stores and their respective online storefronts. This high quality shopping experience drives growth amongst a sizable and loyal customer base while also eliminating reliance on promotions. A customer service mentality is ingrained in the company’s corporate culture, which further separates Nordstrom from its competition.

THE DIGITAL PARTY

The rise of internet shopping has increased price transparency and elevated the convenience factor for today’s shoppers. Millennials, now the largest demographic segment in the US, are adept in all things digital, focused on value, and more willing to spend on experiences rather than things. This has placed pressure on the traditional retail ecosystem, which has been late to the digital party. Retail stocks declined as much as -25% between 2015 and 2017. As a mall-based retailer, JWN was certainly not immune to industry headwinds; however, while Amazon and other online-only retailers have disrupted the industry, JWN finds itself on much better footing relative to its peers.

STRATEGIC FOCUS AND EXPANSION

The customer experience is in JWN’s DNA. What was once characterized by exceptional service, has evolved to address the “what”, “where”, “when”, and “how” of the consumer buying process. JWN carries more exclusive brands such as Top Shop, Madewell, and other on-trend labels. This has led to more full-price selling, a quality that is reflective of only the best retailers. Prudent store growth over the years has the company mainly positioned in the highest quality malls and top US markets, eliminating the need for aggressive store closures. More recently, measured expansion into Canada and NYC has been successful thus far and only enhances the company’s brand and growth profile in the long-term.

One could argue JWN has always been ahead of the curve when it comes to the integration of the internet and the physical store. Nordstrom.com was launched in 1998, well before many competitors offered dedicated websites. Additionally, over the last handful of years, the company has accelerated its omnichannel investments. Besides a robust digital commerce platform, JWN also offers service enhancements such as buy-online-pickup in-store, reserve-online try-in-store, and curbside pickup to name a few. From a profitability standpoint and unlike many of its peers, JWN is agnostic as to whether it sells through its full-line digital or physical store channels – no small feat given the variable nature of shipping costs. Currently, JWN is experimenting with smaller format guide shops in LA, its largest market, in an effort to further localization and enhance its customer experience value proposition.

A LONG-TERM PERSPECTIVE

Emerging benefits from these initiatives, coupled with a now-shelved management buyout, have resulted in strong stock performance. We believe there is further upside from here, especially given our positive view of management and its ability to successfully execute on its strategy going forward.

32    ARIELINVESTMENTS.COM

Stericycle, Inc. (NASDAQ: SRCL) 28161 North Keith Drive Lake Forest, IL 60045 847.367.5910 | Stericycle.com

Stericycle, Inc. offers regulated waste management services and document destruction. Waste management services consist of medical waste including needles and blood products, expired pharmaceuticals and hazardous chemicals and toxic solutions. The shredding of confidential paperwork was added to the business in 2015 through the acquisition of Shred-It, International. Additionally, Stericycle manages regulated recall and return programs for both food and consumer product recalls, as well as communication services for calls and after hours appointment scheduling. Although the majority of its more than one million customers are in the healthcare industry, the company also provides services to the retail, manufacturing and financial services industries.

HIGH BARRIERS FOR GROWTH

We believe barriers to growth are not fully appreciated by investors. First, regulated waste has governmental-imposed handling or disposal guidelines since it is deemed hazardous to a population’s health or environment. Not to mention, medical waste can potentially cause an infectious disease. Regulated document destruction targets papers that could be detrimental in the wrong hands. Against this rigid regulatory backdrop, fees and fines for improper handling of these items can be significant. Therefore, companies seek to work with organizations, such as Stericycle, to meet the required laws. In addition, large customers desire a vendor with a national footprint and diversified product offerings. This enables such customers to leverage their scale and purchasing power through fewer vendors.

ORGANIZATIONAL TRANSFORMATION

Although it has strengthened its business through scale over the past 28 years, the company is now faced with a multi-

year organizational transformation. With Stericycle’s rapid growth, driven by nearly 500 acquisitions through the years, de-centralized processes are increasing costs and inefficiencies. To address this ever escalating cost infrastructure, the company is implementing an Enterprise Resource Planning (ERP) system. Although ERP system implementations can initially be costly and disruptive, once completed, operating efficiencies and margin upside can be meaningful. Second, commercial excellence is now an area of high focus. After many years of price hikes to its long-term customer base, Stericycle’s value proposition diverged significantly from competitors. To promote greater customer retention, they have initiated greater transparency in their contracts and adjusted pricing. Although revenue disruption and margin pressures have occurred primarily within the smaller healthcare customers, management continues to estimate overall revenue retention rates of approximately 90%. Going forward, the company’s standardization and expansion of its service options should also improve customer retention. Finally, the company is right-sizing its current portfolio of services through a comprehensive strategic review of its offerings.

SIGNIFICANT UPSIDE

The company maintains a strong market share position in a highly-regulated environment. It produces strong recurring revenue, and operates with solid free cash flow. After a long history of growth, the company has recently stumbled. We believe management is aggressively addressing its challenges in a manner that will drive revenue, earnings and free cash flow improvements. In our view, patient investors will ultimately be rewarded. As of September 30, 2018, the company traded at $58.68, a significant discount to our $109.13 private market valuation.

800.292.7435    33

Ariel Fund statistical summary	09/30/18 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 09/30/18	Low	High	2016 actual calendar	2017 actual calendar	Forward 12 months estimate	2016 actual P/E	2017 actual P/E	Forward 12 months P/E	Market cap. ($MM)

Bristow Group, Inc.	BRS	12.13	8.22	18.91	(0.44)	(4.90)	(1.51)	NM	NM	NM	434

MTS Systems Corp.	MTSC	54.75	42.00	57.50	3.02	3.07	3.35	18.1	17.8	16.3	977

U.S. Silica Holdings, Inc.	SLCA	18.83	17.92	38.70	0.68	1.77	2.81	27.7	10.6	6.7	1,463

International Speedway Corp.	ISCA	43.80	34.96	49.95	1.68	3.61	2.09	26.1	12.1	21.0	1,916

MSG Networks, Inc.	MSGN	25.80	16.15	26.30	2.19	2.35	2.65	11.8	11.0	9.7	1,925

Brady Corp.	BRC	43.75	35.00	47.35	1.81	2.01	2.31	24.2	21.8	18.9	2,272

Meredith Corp.	MDP	51.05	47.30	72.25	3.91	4.33	5.41	13.1	11.8	9.4	2,292

Anixter Intl, Inc.	AXE	70.30	56.25	88.85	4.93	3.21	6.21	14.3	21.9	11.3	2,380

TEGNA, Inc.	TGNA	11.96	10.00	15.60	2.67	1.15	1.75	4.5	10.4	6.8	2,575

Adtalem Global Education, Inc.	ATGE	48.20	30.71	56.45	2.70	2.93	3.01	17.9	16.5	16.0	2,887

Oaktree Capital Group LLC	OAK	41.40	38.65	48.05	3.04	3.46	3.15	13.6	12.0	13.1	2,947

Simpson Manufacturing Co., Inc.	SSD	72.46	48.32	78.36	1.93	1.94	3.37	37.5	37.4	21.5	3,357

Kennametal, Inc.	KMT	43.56	34.37	52.52	1.48	1.76	3.27	29.4	24.8	13.3	3,557

Littelfuse, Inc.	LFUS	197.89	182.03	238.11	6.99	8.37	11.55	28.3	23.6	17.1	4,867

Stericycle, Inc.	SRCL	58.68	56.38	76.73	4.52	4.34	4.49	13.0	13.5	13.1	5,029

Janus Henderson Group plc	JHG	26.96	26.86	41.64	1.94	2.48	3.20	13.9	10.9	8.4	5,280

Mattel, Inc.	MAT	15.70	12.21	19.21	1.78	(3.07)	(0.03)	8.8	NM	NM	5,404

First American Financial Corp.	FAF	51.59	49.30	62.71	3.04	3.78	4.78	17.0	13.6	10.8	5,760

Lazard Ltd.	LAZ	48.13	44.48	60.00	3.09	3.55	4.44	15.6	13.6	10.8	5,778

Charles River Laboratories Intl, Inc.	CRL	134.54	96.70	135.90	4.56	5.27	6.09	29.5	25.5	22.1	6,458

JLL	JLL	144.32	123.18	178.75	8.51	9.65	10.77	17.0	15.0	13.4	6,566

Fair Isaac Corp.	FICO	228.55	140.43	241.10	3.59	3.90	5.65	63.7	58.6	40.5	6,700

Affiliated Managers Group, Inc.	AMG	136.72	136.38	217.00	12.84	14.62	16.70	10.6	9.4	8.2	7,301

The Madison Square Garden Co.	MSG	315.32	205.22	330.00	(0.59)	0.08	2.53	NM	NM	124.6	7,462

Western Union Co.	WU	19.06	18.38	22.21	1.87	1.96	2.03	10.2	9.7	9.4	8,552

Interpublic Group of Cos., Inc.	IPG	22.87	18.30	26.01	1.51	1.46	1.88	15.1	15.7	12.2	8,862

Bio-Rad Laboratories, Inc.	BIO	312.99	214.44	345.15	4.18	4.56	6.80	74.9	68.6	46.0	9,338

Zebra Technologies Corp.	ZBRA	176.83	101.49	179.47	5.04	6.92	9.85	35.1	25.6	18.0	9,494

Nielsen Holdings plc	NLSN	27.66	20.53	42.16	2.81	2.89	2.47	9.8	9.6	11.2	9,825

Snap-on, Inc.	SNA	183.60	141.63	189.46	10.07	9.52	12.16	18.2	19.3	15.1	10,314

J.M. Smucker Co.	SJM	102.61	96.13	133.38	8.17	9.06	8.60	12.6	11.3	11.9	11,677

Keysight Technologies, Inc.	KEYS	66.28	41.32	70.40	2.22	2.36	3.58	29.9	28.1	18.5	12,414

Mohawk Industries, Inc.	MHK	175.35	173.82	286.85	13.01	14.01	15.03	13.5	12.5	11.7	13,081

Viacom, Inc.	VIAB	33.76	22.13	35.55	3.77	3.93	4.48	9.0	8.6	7.5	13,609

KKR & Co., Inc.	KKR	27.27	18.74	28.73	1.65	1.66	2.19	16.5	16.4	12.5	14,299

CBRE Group, Inc.	CBRE	44.10	37.63	50.43	2.30	2.71	3.22	19.2	16.3	13.7	14,985

Laboratory Corp. of America Holdings	LH	173.68	147.28	190.36	8.83	9.60	11.63	19.7	18.1	14.9	17,715

Northern Trust Corp.	NTRS	102.13	91.06	115.61	4.32	4.74	6.98	23.6	21.5	14.6	22,611

Royal Caribbean Cruises Ltd.	RCL	129.94	101.20	135.65	7.12	7.53	9.47	18.3	17.3	13.7	27,351

Note: Holdings are as of September 30, 2018. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2018 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2018 stock price. NM=Not Meaningful.

34    ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	09/30/18 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 09/30/18	Low	High	2016 actual calendar	2017 actual calendar	Forward 12 months estimate	2016 actual P/E	2017 actual P/E	Forward 12 months P/E	Market cap. ($MM)

Bristow Group, Inc.	BRS	12.13	8.22	18.91	(0.44)	(4.90)	(1.51)	NM	NM	NM	434

U.S. Silica Holdings, Inc.	SLCA	18.83	17.92	38.70	0.68	1.77	2.81	27.7	10.6	6.7	1,463

International Speedway Corp.	ISCA	43.80	34.96	49.95	1.68	3.61	2.09	26.1	12.1	21.0	1,916

MSG Networks, Inc.	MSGN	25.80	16.15	26.30	2.19	2.35	2.65	11.8	11.0	9.7	1,925

Anixter Intl, Inc.	AXE	70.30	56.25	88.85	4.93	3.21	6.21	14.3	21.9	11.3	2,380

TEGNA, Inc.	TGNA	11.96	10.00	15.60	2.67	1.15	1.75	4.5	10.4	6.8	2,575

Oaktree Capital Group LLC	OAK	41.40	38.65	48.05	3.04	3.46	3.15	13.6	12.0	13.1	2,947

Houlihan Lokey, Inc.	HLI	44.93	38.86	53.20	1.46	1.89	3.01	30.8	23.8	14.9	2,974

Kennametal, Inc.	KMT	43.56	34.37	52.52	1.48	1.76	3.27	29.4	24.8	13.3	3,557

Stericycle, Inc.	SRCL	58.68	56.38	76.73	4.52	4.34	4.49	13.0	13.5	13.1	5,029

Mattel, Inc.	MAT	15.70	12.21	19.21	1.78	(3.07)	(0.03)	8.8	NM	NM	5,404

First American Financial Corp.	FAF	51.59	49.30	62.71	3.04	3.78	4.78	17.0	13.6	10.8	5,760

Lazard Ltd.	LAZ	48.13	44.48	60.00	3.09	3.55	4.44	15.6	13.6	10.8	5,778

BOK Financial Corp.	BOKF	97.28	80.11	107.00	3.53	5.29	6.99	27.6	18.4	13.9	6,366

Charles River Laboratories Intl, Inc.	CRL	134.54	96.70	135.90	4.56	5.27	6.09	29.5	25.5	22.1	6,458

JLL	JLL	144.32	123.18	178.75	8.51	9.65	10.77	17.0	15.0	13.4	6,566

The Madison Square Garden Co.	MSG	315.32	205.22	330.00	(0.59)	0.08	2.53	NM	NM	124.6	7,462

Western Union Co.	WU	19.06	18.38	22.21	1.87	1.96	2.03	10.2	9.7	9.4	8,552

Interpublic Group of Cos., Inc.	IPG	22.87	18.30	26.01	1.51	1.46	1.88	15.1	15.7	12.2	8,862

BorgWarner, Inc.	BWA	42.78	41.95	58.22	3.45	2.08	4.60	12.4	20.6	9.3	8,935

Nielsen Holdings plc	NLSN	27.66	20.53	42.16	2.81	2.89	2.47	9.8	9.6	11.2	9,825

Nordstrom, Inc.	JWN	59.81	37.79	66.34	3.25	2.67	3.77	18.4	22.4	15.9	10,018

Snap-on, Inc.	SNA	183.60	141.63	189.46	10.07	9.52	12.16	18.2	19.3	15.1	10,314

J.M. Smucker Co.	SJM	102.61	96.13	133.38	8.17	9.06	8.60	12.6	11.3	11.9	11,677

Keysight Technologies, Inc.	KEYS	66.28	41.32	70.40	2.22	2.36	3.58	29.9	28.1	18.5	12,414

Viacom, Inc.	VIAB	33.76	22.13	35.55	3.77	3.93	4.48	9.0	8.6	7.5	13,609

KKR & Co., Inc.	KKR	27.27	18.74	28.73	1.65	1.66	2.19	16.5	16.4	12.5	14,299

CBRE Group, Inc.	CBRE	44.10	37.63	50.43	2.30	2.71	3.22	19.2	16.3	13.7	14,985

Omnicom Group, Inc.	OMC	68.02	65.32	83.34	5.41	4.65	6.05	12.6	14.6	11.2	15,244

National Oilwell Varco	NOV	43.08	31.47	49.08	(0.22)	(0.63)	1.38	NM	NM	31.2	16,479

Cardinal Health, Inc.	CAH	54.00	48.14	75.75	5.14	5.24	5.13	10.5	10.3	10.5	16,686

Laboratory Corp. of America Holdings	LH	173.68	147.28	190.36	8.83	9.60	11.63	19.7	18.1	14.9	17,715

Willis Towers Watson plc	WLTW	140.94	139.73	165.00	7.96	8.51	10.34	17.7	16.6	13.6	18,425

CBS Corp.	CBS	57.45	47.54	61.59	3.74	4.22	5.57	15.4	13.6	10.3	21,659

Stanley Black & Decker, Inc.	SWK	146.44	130.56	176.62	7.28	8.04	9.95	20.1	18.2	14.7	22,546

Northern Trust Corp.	NTRS	102.13	91.06	115.61	4.32	4.74	6.98	23.6	21.5	14.6	22,611

Blackstone Group L.P.	BX	38.08	29.57	40.60	2.00	2.81	3.13	19.0	13.6	12.2	25,848

Zimmer Biomet Holdings, Inc.	ZBH	131.47	104.28	134.55	7.96	8.03	8.04	16.5	16.4	16.4	26,741

Aflac, Inc.	AFL	47.07	40.55	48.19	3.31	3.66	4.10	14.2	12.9	11.5	36,210

Progressive Corp.	PGR	71.04	47.86	71.61	1.70	2.68	4.76	41.8	26.5	14.9	41,423

Illinois Tool Works, Inc.	ITW	141.12	134.45	179.07	6.14	4.86	8.53	23.0	29.0	16.5	47,325

Thermo Fisher Scientific, Inc.	TMO	244.08	181.51	245.00	8.28	9.49	12.14	29.5	25.7	20.1	98,315

Note: Holdings are as of September 30, 2018. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2018 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2018 stock price. NM=Not Meaningful.

800.292.7435    35

Ariel Fund schedule of investments	09/30/18

Number of shares	Common stocks—98.83%	Value

	Consumer discretionary & services—31.87%

3,711,584	MSG Networks, Inc.(a)(b)	$95,758,867

2,653,925	Viacom, Inc., Class B	89,596,508

576,040	Royal Caribbean Cruises Ltd.	74,850,638

2,590,935	Nielsen Holdings plc	71,665,262

5,947,752	TEGNA, Inc.	71,135,114

3,091,466	Interpublic Group of Cos., Inc.	70,701,827

4,290,700	Mattel, Inc.(a)	67,363,990

1,076,981	Meredith Corp.	54,979,880

892,899	Adtalem Global Education, Inc.(a)	43,037,732

198,704	Mohawk Industries, Inc.(a)	34,842,746

566,109	International Speedway Corp., Class A	24,795,574

69,524	The Madison Square Garden Co., Class A(a)	21,922,308

		720,650,446

	Consumer staples—2.98%

656,845	J.M. Smucker Co.	67,398,865

	Financial services—27.11%

3,962,239	KKR & Co., Inc.	108,050,257

1,658,003	Lazard Ltd., Class A	79,799,684

718,800	Northern Trust Corp.	73,411,044

1,297,988	First American Financial Corp.	66,963,201

1,413,853	CBRE Group, Inc., Class A(a)	62,350,917

411,899	JLL	59,445,264

1,093,023	Oaktree Capital Group LLC	45,251,152

1,497,949	Janus Henderson Group plc	40,384,705

222,900	Affiliated Managers Group, Inc.	30,474,888

1,553,354	Western Union Co.	29,606,927

75,863	Fair Isaac Corp.(a)	17,338,489

		613,076,528

	Health care—6.29%

319,300	Laboratory Corp. of America Holdings(a)	55,456,024

358,606	Charles River Laboratories Intl, Inc.(a)	48,246,851

123,381	Bio-Rad Laboratories, Inc.(a)	38,617,019

		142,319,894

	Materials & processing—5.40%

1,013,497	Simpson Manufacturing Co., Inc.	73,437,993

2,578,061	U.S. Silica Holdings, Inc.	48,544,889

		121,982,882

	Producer durables—23.29%

592,000	Zebra Technologies Corp.(a)	104,683,360

1,912,841	Kennametal, Inc.	83,323,354

1,151,385	Keysight Technologies, Inc.(a)	76,313,798

413,863	Snap-on, Inc.	75,985,247

919,365	MTS Systems Corp.(b)	50,335,234

692,100	Stericycle, Inc.(a)	40,612,428

900,928	Brady Corp., Class A	39,415,600

3,011,667	Bristow Group, Inc.(a)(b)	36,531,521

97,689	Littelfuse, Inc.	19,331,676

		526,532,218

	Technology—1.89%

607,042	Anixter Intl, Inc.(a)	42,675,053

	Total common stocks (Cost $1,326,242,052)	2,234,635,886

36   ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	09/30/18

Number of shares	Short-term investments—0.86%	Value

19,465,643	Northern Institutional Treasury Portfolio, 1.98%(c)	$19,465,643

	Total short-term investments (Cost $19,465,643)	19,465,643

	Total Investments—99.69% (Cost $1,345,707,695)	2,254,101,529

	Other Assets less Liabilities—0.31%	7,107,743

	Net Assets—100.00%	$2,261,209,272

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at September 30, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   37

Ariel Appreciation Fund schedule of investments	09/30/18

Number of shares	Common stocks—97.09%	Value
	Consumer discretionary & services—25.28%

2,339,730	Interpublic Group of Cos., Inc.	$53,509,625

3,204,900	Mattel, Inc.(a)	50,316,930

707,700	Omnicom Group, Inc.	48,137,754

1,590,737	MSG Networks, Inc.(a)	41,041,015

953,600	BorgWarner, Inc.	40,795,008

697,300	CBS Corp., Class B	40,059,885

1,408,424	Nielsen Holdings plc	38,957,008

537,500	Nordstrom, Inc.	32,147,875

514,500	Viacom, Inc., Class B	17,369,520

50,366	The Madison Square Garden Co., Class A(a)	15,881,407

1,208,300	TEGNA, Inc.	14,451,268

210,928	International Speedway Corp., Class A	9,238,646

		401,905,941

	Consumer staples—3.91%

605,175	J.M. Smucker Co.	62,097,007

	Energy—1.61%

595,600	National Oilwell Varco	25,658,448

	Financial services—28.72%

1,381,400	Aflac, Inc.	65,022,498

582,500	Northern Trust Corp.	59,490,725

1,073,800	First American Financial Corp.	55,397,342

1,015,120	Lazard Ltd., Class A	48,857,726

868,152	Houlihan Lokey, Inc.	39,006,069

531,800	Progressive Corp.	37,779,072

240,900	Willis Towers Watson plc	33,952,446

258,089	BOK Financial Corp.	25,106,898

1,208,400	Western Union Co.	23,032,104

531,900	Blackstone Group L.P.	20,254,752

621,468	KKR & Co., Inc.	16,947,432

400,119	Oaktree Capital Group LLC	16,564,927

182,250	CBRE Group, Inc., Class A(a)	8,037,225

49,580	JLL	7,155,386

		456,604,602

	Health care—15.98%

519,100	Zimmer Biomet Holdings, Inc.	68,246,077

367,600	Laboratory Corp. of America Holdings(a)	63,844,768

199,854	Thermo Fisher Scientific, Inc.	48,780,364

305,780	Charles River Laboratories Intl, Inc.(a)	41,139,641

593,700	Cardinal Health, Inc.	32,059,800

		254,070,650

	Materials & processing—1.85%

1,557,580	U.S. Silica Holdings, Inc.	29,329,231

	Producer durables—19.23%

904,815	Keysight Technologies, Inc.(a)	59,971,138

1,361,700	Kennametal, Inc.	59,315,652

397,299	Stanley Black & Decker, Inc.	58,180,466

235,900	Snap-on, Inc.	43,311,240

38   ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	09/30/18

Number of shares	Common stocks—97.09%	Value

	Producer durables—19.23% (continued)

273,150	Illinois Tool Works, Inc.	$38,546,928

542,600	Stericycle, Inc.(a)	31,839,768

1,198,364	Bristow Group, Inc.(a)	14,536,155

		305,701,347

	Technology—0.51%

115,189	Anixter Intl, Inc.(a)	8,097,787

	Total common stocks (Cost $929,318,849)	1,543,465,013

Number of shares	Short-term investments—2.44%	Value

38,810,809	Northern Institutional Treasury Portfolio, 1.98%(b)	$38,810,809

	Total short-term investments (Cost $38,810,809)	38,810,809

	Total Investments—99.53% (Cost $968,129,658)	1,582,275,822

	Other Assets less Liabilities—0.47%	7,398,565

	Net Assets—100.00%	$1,589,674,387

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   39

Ariel Focus Fund schedule of investments	09/30/18

Number of shares	Common stocks—96.73%	Value

	Consumer discretionary & services—13.77%

47,300	CBS Corp., Class B	$2,717,385

62,000	BorgWarner, Inc.	2,652,360

67,100	Nielsen Holdings plc	1,855,986

54,800	Viacom, Inc., Class B	1,850,048

		9,075,779

	Consumer staples—2.38%

15,300	J.M. Smucker Co.	1,569,933

	Energy—9.06%

26,000	Exxon Mobil Corp.	2,210,520

39,600	Apache Corp.	1,887,732

43,500	National Oilwell Varco	1,873,980

		5,972,232

	Financial services—26.03%

63,600	Lazard Ltd., Class A	3,061,068

79,600	Blackstone Group L.P.	3,031,168

129,100	Western Union Co.	2,460,646

86,600	KKR & Co., Inc.	2,361,582

7,100	Goldman Sachs Group, Inc.	1,592,104

30,200	First American Financial Corp.	1,558,018

30,400	Bank of New York Mellon Corp.	1,550,096

21,600	Progressive Corp.	1,534,464

		17,149,146

	Health care—16.34%

22,600	Zimmer Biomet Holdings, Inc.	2,971,222

140,400	Hanger, Inc.(a)	2,924,532

14,900	Laboratory Corp. of America Holdings(a)	2,587,832

16,500	Johnson & Johnson	2,279,805

		10,763,391

	Materials & processing—5.37%

82,200	Mosaic Co.	2,669,856

78,382	Barrick Gold Corp.	868,472

		3,538,328

	Producer durables—18.99%

20,000	Snap-on, Inc.	3,672,000

7,456	Lockheed Martin Corp.	2,579,478

11,500	Zebra Technologies Corp.(a)	2,033,545

69,700	Team, Inc.(a)	1,568,250

24,100	Stericycle, Inc.(a)	1,414,188

8,500	Stanley Black & Decker, Inc.	1,244,740

		12,512,201

	Technology—4.79%

61,200	Oracle Corp.	3,155,472

	Total common stocks (Cost $49,125,155)	63,736,482

40   ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	09/30/18

Number of shares	Short-term investments—3.14%	Value

2,067,754	Northern Institutional Treasury Portfolio, 1.98%(b)	$2,067,754

	Total short-term investments (Cost $2,067,754)	2,067,754

	Total Investments—99.87% (Cost $51,192,909)	65,804,236

	Other Assets less Liabilities—0.13%	88,809

	Net Assets—100.00%	$65,893,045

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   41

Ariel Discovery Fund schedule of investments	09/30/18

Number of shares	Common stocks—98.27%	Value

	Consumer discretionary & services—18.30%

240,342	Century Casinos, Inc.(a)	$1,792,951

156,711	Green Brick Partners, Inc.(a)	1,582,781

30,222	Strattec Security Corp.	1,077,414

69,700	Lakeland Industries, Inc.(a)	927,010

17,374	Rosetta Stone, Inc.(a)	345,569

7,500	Movado Group, Inc.	314,250

		6,039,975

	Energy—3.34%

155,102	Mitcham Industries, Inc.(a)	643,673

46,256	Gulf Island Fabrication, Inc.	460,247

		1,103,920

	Financial services—23.85%

121,808	Cowen Group, Inc., Class A(a)	1,985,470

24,900	First American Financial Corp.	1,284,591

66,885	Capital Southwest Corp.	1,269,477

129,593	Safeguard Scientifics, Inc.(a)	1,211,695

43,848	Tejon Ranch Co.(a)	951,940

264,800	180 Degree Capital Corp.(a)	577,264

33,000	Atlas Financial Holdings, Inc.(a)	331,650

13,300	Jernigan Capital, Inc.	256,557

		7,868,644

	Health care—7.38%

143,585	Kindred Biosciences, Inc.(a)	2,003,011

75,419	Cumberland Pharmaceuticals, Inc.(a)	430,643

		2,433,654

	Materials & processing—6.41%

66,100	U.S. Silica Holdings, Inc.	1,244,663

111,100	Aspen Aerogels, Inc.(a)	507,727

376,354	Orion Energy Systems, Inc.(a)	361,300

		2,113,690

	Producer durables—8.61%

233,882	Ballantyne Strong, Inc.(a)	935,528

66,000	Bristow Group, Inc.(a)	800,580

46,700	Perceptron, Inc.(a)	455,325

40,700	CPI Aerostructures, Inc.(a)	339,845

13,699	Team, Inc.(a)	308,228

		2,839,506

	Technology—26.37%

502,730	RealNetworks, Inc.(a)	1,478,026

257,888	Telenav, Inc.(a)	1,302,334

199,200	Edgewater Technology, Inc.(a)	999,984

125,200	GSI Technology, Inc.(a)	863,880

180,923	PCTEL, Inc.(a)	841,292

166,700	EMCORE Corp.(a)	791,825

20,000	Methode Electronics, Inc.	724,000

30,595	AstroNova, Inc.	660,852

353,732	Synacor, Inc.(a)	565,971

184,220	SeaChange Intl, Inc.(a)	329,754

33,600	AutoWeb, Inc.(a)	99,456

77,510	GlassBridge Enterprises, Inc.(a)	44,181

		8,701,555

42   ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	09/30/18

Number of shares	Common stocks—98.27%	Value

	Utilities—4.01%

121,986	ORBCOMM, Inc.(a)	$1,324,768

	Total common stocks (Cost $34,787,819)	32,425,712

Number of shares	Short-term investments—1.69%	Value

557,105	Northern Institutional Treasury Portfolio, 1.98%(b)	$557,105

	Total short-term investments (Cost $557,105)	557,105

	Total Investments—99.96% (Cost $35,344,924)	32,982,817

	Other Assets less Liabilities—0.04%	12,017

	Net Assets—100.00%	$32,994,834

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   43

Ariel International Fund schedule of investments	09/30/18

Number of shares	Common stocks—89.80%	Value

	Belgium—0.08%

4,625	Galapagos N.V.(a)	$523,131

	Canada—1.24%

163,865	IGM Financial, Inc.	4,503,703

55,011	Suncor Energy, Inc.	2,128,634

18,533	Magna International, Inc.	973,533

50,625	Hydro One Ltd.	769,771

		8,375,641

	China—8.83%

3,069,500	China Mobile Ltd.	30,250,554

97,471	Baidu, Inc. ADR(a)	22,289,668

143,110	China Mobile Ltd. ADR	7,002,372

		59,542,594

	Finland—3.17%

3,826,201	Nokia Corp. ADR	21,350,202

	France—5.93%

206,198	Michelin (CGDE)	24,646,868

85,317	Safran SA	11,956,217

24,029	Thales SA	3,413,427

		40,016,512

	Germany—10.80%

353,459	Deutsche Boerse AG	47,358,267

4,671,750	Telefonica Deutschland Holding	19,749,278

190,210	Dialog Semiconductor plc(a)	4,155,167

43,482	GEA Group AG	1,548,873

		72,811,585

	Hong Kong—0.55%

16,511,302	Li & Fung Ltd.	3,691,043

	Italy—3.31%

4,733,490	Snam SpA	19,724,494

249,165	Italgas SpA	1,352,156

83,237	Azimut Holdings SpA	1,256,350

		22,333,000

	Japan—17.85%

66,100	Nintendo Co., Ltd.	24,119,926

892,800	NTT DOCOMO, Inc.	24,005,492

386,500	Nippon Telegraph & Telephone Corp.	17,457,472

573,000	Japan Tobacco, Inc.	14,957,912

107,800	Shimamura Co., Ltd.	10,227,812

300,200	Subaru Corp.	9,194,649

1,760,700	Seven Bank Ltd.	5,563,205

61,800	Secom Co., Ltd.	5,037,771

70,900	Mabuchi Motor Co., Ltd.	2,861,085

18,700	Daito Trust Construction Co., Ltd.	2,405,391

69,700	Ono Pharmaceutical Co., Ltd.	1,972,236

8,400	Murata Manufacturing Co., Ltd.	1,291,199

22,200	Askul Corp.	666,274

9,900	Toyota Motor Corp.	618,205

		120,378,629

44   ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	09/30/18

Number of shares	Common stocks—89.80%	Value

	Luxembourg—1.47%

157,771	Tenaris ADR	$5,288,484

64,502	RTL Group	4,601,994

		9,890,478

	Netherlands—7.59%

1,306,989	Koninklijke Ahold Delhaize N.V.	29,970,223

363,833	Gemalto N.V.(a)	21,205,902

		51,176,125

	Singapore—0.19%

236,400	Singapore Exchange Ltd.	1,274,473

	Spain—3.52%

581,228	Endesa SA	12,558,676

362,484	Tecnicas Reunidas SA	11,157,054

		23,715,730

	Switzerland—9.27%

157,659	Roche Holding AG	38,193,833

35,553	Swisscom AG	16,135,425

872	SGS SA	2,295,953

13,212	Kuehne & Nagel Intl, AG	2,093,403

131,115	UBS AG	2,070,799

15,662	Novartis AG	1,349,438

4,034	Nestle SA	336,317

		62,475,168

	United Arab Emirates—0.15%

4,048,694	Dubai Financial Market	1,008,591

	United Kingdom—9.32%

1,818,164	GlaxoSmithKline plc	36,419,013

202,419	Reckitt Benckiser Group plc	18,510,520

527,313	National Grid plc	5,439,291

61,264	GlaxoSmithKline plc ADR	2,460,975

		62,829,799

	United States—6.53%

207,237	Philip Morris Intl, Inc.	16,898,105

65,901	EOG Resources, Inc.	8,406,991

60,899	Core Laboratories N.V.	7,053,931

38,589	Pioneer Natural Resources Co.	6,721,818

56,889	Fluor Corp.	3,305,251

35,638	Fabrinet(a)	1,648,614

		44,034,710

	Total common stocks (Cost $583,678,114)	605,427,411

800.292.7435   45

Ariel International Fund schedule of investments	09/30/18

Number of shares	Investment companies—1.20%	Value

	Exchange traded funds—1.20%

186,469	Vanguard FTSE Developed Markets ETF	$8,068,514

	Total Investment companies (Cost $7,038,480)	8,068,514

Number of shares	Short-term investments—6.61%	Value

44,547,113	Northern Institutional Treasury Portfolio, 1.98%(b)	$44,547,113

	Total short-term investments (Cost $44,547,113)	44,547,113

	Total Investments—97.61% (Cost $635,263,707)	658,043,038

	Cash, Foreign Currency, Other Assets less Liabilities—2.39%	16,142,750

	Net Assets—100.00%	$674,185,788

46   ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	09/30/18

At September 30, 2018, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

12/13/2018	UBS AG	EUR	466,820	CNH	3,756,000	$1,352

12/13/2018	UBS AG	GBP	2,090,115	CNH	18,777,564	14,047

12/13/2018	UBS AG	USD	29,144,886	CNH	200,290,946	131,052

12/13/2018	UBS AG	NOK	9,840,928	EUR	1,021,694	19,298

12/13/2018	UBS AG	SEK	23,157,056	EUR	2,217,036	32,430

12/13/2018	UBS AG	AUD	42,126,606	USD	30,224,197	244,603

12/13/2018	UBS AG	GBP	31,250,786	USD	40,869,309	10,681

12/13/2018	UBS AG	NOK	15,498,588	USD	1,883,991	26,476

12/13/2018	UBS AG	NOK	9,338,799	USD	1,135,214	15,953

12/13/2018	UBS AG	SEK	103,357,008	USD	11,586,224	120,373

Subtotal UBS AG						616,265

12/13/2018	Northern Trust	USD	2,011,835	CNH	13,819,699	9,935

12/13/2018	Northern Trust	SEK	11,912,282	USD	1,335,546	13,683

12/13/2018	Northern Trust	SGD	7,675,763	USD	5,599,518	24,525

Subtotal Northern Trust						48,143

12/13/2018	JPMorgan Chase	AUD	6,238,655	CAD	5,812,106	5,137

12/13/2018	JPMorgan Chase	AUD	1,881,360	CHF	1,301,000	25,450

12/13/2018	JPMorgan Chase	AUD	5,925,376	EUR	3,629,600	44,744

12/13/2018	JPMorgan Chase	GBP	1,444,490	EUR	1,612,903	5,032

12/13/2018	JPMorgan Chase	AUD	2,745,512	USD	1,971,544	14,195

Subtotal JPMorgan Chase						94,558

Subtotal - Open forward currency contracts with unrealized appreciation						$758,966

Open forward currency contracts with unrealized depreciation

12/13/2018	UBS AG	JPY	2,088,901,722	USD	18,863,953	(367,083)

Subtotal UBS AG						(367,083)

12/13/2018	JPMorgan Chase	GBP	881,545	CAD	1,496,703	(7,467)

12/13/2018	JPMorgan Chase	USD	3,900,579	CAD	5,061,466	(24,406)

12/13/2018	JPMorgan Chase	JPY	1,078,600,616	CNH	66,915,731	(142,483)

12/13/2018	JPMorgan Chase	JPY	350,264,649	EUR	2,700,180	(53,404)

12/13/2018	JPMorgan Chase	JPY	295,610,129	USD	2,671,093	(53,516)

Subtotal JPMorgan Chase						(281,276)

Subtotal - Open forward currency contracts with unrealized depreciation						$(648,359)

Net unrealized appreciation (depreciation) on forward currency contracts						$110,607

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2018.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   47

Ariel Global Fund schedule of investments	09/30/18

Number of shares	Common stocks—94.51%	Value

	Brazil—0.06%

13,565	BB Seguridade Participacoes SA	$80,949

	Canada—0.62%

11,039	Suncor Energy, Inc.	427,151

14,959	IGM Financial, Inc.	411,137

		838,288

	Chile—0.37%

15,436	Banco Santander-Chile ADR	493,643

	China—10.16%

27,778	Baidu, Inc. ADR(a)	6,352,273

521,500	China Mobile Ltd.	5,139,490

44,218	China Mobile Ltd. ADR	2,163,587

		13,655,350

	Finland—2.50%

600,971	Nokia Corp. ADR	3,353,418

	France—4.11%

29,411	Michelin (CGDE)	3,515,500

12,107	Safran SA	1,696,660

2,208	Thales SA	313,656

		5,525,816

	Germany—4.28%

32,907	Deutsche Boerse AG	4,409,050

285,007	Telefonica Deutschland Holding	1,204,834

6,629	Dialog Semiconductor plc(a)	144,812

		5,758,696

	Hong Kong—0.10%

624,000	Li & Fung Ltd.	139,493

	Italy—0.88%

283,478	Snam SpA	1,181,255

	Japan—8.75%

132,300	NTT DOCOMO, Inc.	3,557,265

51,800	Nippon Telegraph & Telephone Corp.	2,339,708

5,050	Nintendo Co., Ltd.	1,842,748

67,900	Japan Tobacco, Inc.	1,772,500

45,400	Subaru Corp.	1,390,530

7,100	Secom Co., Ltd.	578,773

1,000	Daito Trust Construction Co., Ltd.	128,630

800	Murata Manufacturing Co., Ltd.	122,971

300	Shimamura Co., Ltd.	28,463

		11,761,588

	Mexico—0.54%

149,492	Wal-Mart de Mexico SAB de CV	455,570

34,203	Banco Santander-Mexico SA ADR	265,415

		720,985

	Netherlands—2.46%

29,753	Gemalto N.V.(a)	1,734,145

68,565	Koninklijke Ahold Delhaize N.V.	1,572,246

		3,306,391

48   ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	09/30/18

Number of shares	Common stocks—94.51%	Value

	Spain—0.88%

54,471	Endesa SA	$1,176,963

	Switzerland—6.09%

30,292	Roche Holding AG	7,338,418

1,865	Swisscom AG	846,414

		8,184,832

	Thailand—0.59%

118,300	Kasikornbank PCL	791,762

	United Kingdom—6.58%

230,093	GlaxoSmithKline plc	4,608,913

67,960	GlaxoSmithKline plc ADR	2,729,953

8,406	Reckitt Benckiser Group plc	768,700

71,961	National Grid plc	742,286

		8,849,852

	United States—45.54%

114,324	Microsoft Corp.	13,075,236

97,302	Gilead Sciences, Inc.	7,512,687

39,171	Johnson & Johnson	5,412,257

59,147	Philip Morris Intl, Inc.	4,822,846

21,902	Berkshire Hathaway, Inc., Class B(a)	4,689,437

69,939	Schlumberger Ltd.	4,260,684

52,822	Verizon Communications, Inc.	2,820,167

24,585	American Express Co.	2,618,057

35,281	Fluor Corp.	2,049,826

8,996	Pioneer Natural Resources Co.	1,567,013

34,754	Southern Co.	1,515,274

20,390	Amdocs Ltd.	1,345,332

5,608	Costco Wholesale Corp.	1,317,207

10,365	Core Laboratories N.V.	1,200,578

10,046	Quest Diagnostics, Inc.	1,084,064

7,523	EOG Resources, Inc.	959,709

11,287	Occidental Petroleum Corp.	927,453

12,140	Intercontinental Exchange, Inc.	909,165

15,936	U.S. Bancorp	841,580

7,070	QUALCOMM, Inc.	509,252

7,735	Tapestry, Inc.	388,838

108,080	Acacia Research Corp.(a)	345,856

5,752	Foot Locker, Inc.	293,237

2,917	Expeditors International of Washington, Inc.	214,487

1,216	Acuity Brands, Inc.	191,155

13,402	Pandora Media, Inc.(a)	127,453

1,962	Acacia Communications, Inc.(a)	81,168

826	Discover Financial Services	63,148

543	Sempra Energy	61,766

		61,204,932

	Total common stocks (Cost $107,742,553)	127,024,213

800.292.7435   49

Ariel Global Fund schedule of investments	09/30/18

Number of shares	Short-term investments—3.55%	Value

4,780,897	Northern Institutional Treasury Portfolio, 1.98%(b)	$4,780,897

	Total short-term investments (Cost $4,780,897)	4,780,897

	Total Investments—98.06% (Cost $112,523,450)	131,805,110

	Cash, Foreign Currency, Other Assets less Liabilities—1.94%	2,601,538

	Net Assets—100.00%	$134,406,648

50   ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	09/30/18

At September 30, 2018, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

12/13/2018	UBS AG	EUR	260,945	CNH	2,099,545	$756

12/13/2018	UBS AG	USD	4,845,352	CNH	33,298,471	21,787

12/13/2018	UBS AG	USD	425,369	CNH	2,933,863	374

12/13/2018	UBS AG	CAD	1,157,095	EUR	761,334	7,730

12/13/2018	UBS AG	NOK	1,787,530	EUR	185,583	3,505

12/13/2018	UBS AG	SEK	5,008,799	EUR	479,538	7,014

12/13/2018	UBS AG	USD	3,580,200	EUR	3,056,886	8,482

12/13/2018	UBS AG	USD	967,175	JPY	107,100,261	18,821

12/13/2018	UBS AG	AUD	610,138	USD	437,750	3,543

12/13/2018	UBS AG	CAD	1,656,818	USD	1,276,771	8,032

12/13/2018	UBS AG	SEK	2,277,932	USD	255,354	2,653

Subtotal UBS AG						82,697

12/13/2018	Northern Trust	USD	939,113	CHF	904,938	10,334

12/13/2018	Northern Trust	AUD	346,554	GBP	190,026	2,073

12/13/2018	Northern Trust	SEK	2,157,916	GBP	185,007	2,401

12/13/2018	Northern Trust	SGD	747,575	USD	545,361	2,388

Subtotal Northern Trust						17,196

12/13/2018	JPMorgan Chase	AUD	843,069	CHF	583,000	11,404

12/13/2018	JPMorgan Chase	CAD	549,338	CHF	407,753	7,496

12/13/2018	JPMorgan Chase	AUD	1,703,929	EUR	1,043,745	12,867

Subtotal JPMorgan Chase						31,767

Subtotal - Open forward currency contracts with unrealized appreciation						$131,660

Open forward currency contracts with unrealized depreciation

12/13/2018	JPMorgan Chase	JPY	147,437,541	CNH	9,146,936	$(19,476)

12/13/2018	JPMorgan Chase	JPY	76,279,831	EUR	588,039	(11,630)

Subtotal JPMorgan Chase						(31,106)

Subtotal - Open forward currency contracts with unrealized depreciation						$(31,106)

Net unrealized appreciation (depreciation) on forward currency contracts						$100,554

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2018.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   51

Statements of assets & liabilities	09/30/18

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:

Investments in unaffiliated issuers, at value (cost $1,163,845,797, $929,318,849, $49,125,155 and $34,787,819, respectively)	$2,052,010,264		$1,543,465,013	$63,736,482	$32,425,712

Investments in affiliated issuers, at value (cost $162,396,255)	182,625,622	(a)	—	—	—

Short-term investments, at value (cost $19,465,643, $38,810,809, $2,067,754 and $557,105, respectively)	19,465,643		38,810,809	2,067,754	557,105

Dividends and interest receivable	2,204,641		2,020,455	27,051	10,138

Receivable for fund shares sold	1,066,479		444,666	83,834	25,469

Receivable for securities sold	5,695,051		6,386,302	—	—

Prepaid and other assets	—		427	210	—

Total assets	2,263,067,700		1,591,127,672	65,915,331	33,018,424

Liabilities:

Payable for fund shares redeemed	1,413,813		1,167,051	1,013	2,392

Other liabilities	444,615		286,234	21,273	21,198

Total liabilities	1,858,428		1,453,285	22,286	23,590

Net assets	$2,261,209,272		$1,589,674,387	$65,893,045	$32,994,834

Net assets consist of:

Paid-in capital	$1,246,452,288		$910,212,607	$48,318,490	$36,026,540

Distributable earnings	1,014,756,984		679,461,780	17,574,555	(3,031,706)

Net assets	$2,261,209,272		$1,589,674,387	$65,893,045	$32,994,834

Investor class shares:

Net assets	$1,587,935,835		$1,321,842,989	$44,964,161	$7,570,264

Shares outstanding (no par value, unlimited authorized)	21,291,034		26,717,147	3,043,341	709,774

Net asset value, offering and redemption price per share	$74.58		$49.48	$14.77	$10.67

Institutional class shares:

Net assets	$673,273,437		$267,831,398	$20,928,884	$25,424,570

Shares outstanding (no par value, unlimited authorized)	9,003,318		5,395,497	1,416,701	2,337,354

Net asset value, offering and redemption price per share	$74.78		$49.64	$14.77	$10.88

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

52   ARIELINVESTMENTS.COM

Statements of assets & liabilities	09/30/18

	Ariel International Fund	Ariel Global Fund
Assets:

Investments in unaffiliated issuers, at value (cost $590,716,594 and $107,742,553, respectively)	$613,495,925	$127,024,213

Short-term investments, at value (cost $44,547,113 and $4,780,897, respectively)	44,547,113	4,780,897

Foreign currencies (cost $11,670,522 and $1,858,716, respectively)	11,581,944	1,846,615

Dividends and interest receivable	2,224,961	404,650

Receivable for dividend reclaims	1,324,265	260,391

Receivable for fund shares sold	1,645,300	27,167

Unrealized appreciation on forward currency contracts	758,966	131,660

Prepaid and other assets	701	13

Total assets	675,579,175	134,475,606

Liabilities:

Payable for fund shares redeemed	615,779	—

Unrealized depreciation on forward currency contracts	648,359	31,106

Other liabilities	129,249	37,852

Total liabilities	1,393,387	68,958

Net assets	$674,185,788	$134,406,648

Net assets consist of:

Paid-in capital	$642,167,853	$112,132,229

Distributable earnings	32,017,935	22,274,419

Net assets	$674,185,788	$134,406,648

Investor class shares:

Net assets	$54,168,495	$14,797,572

Shares outstanding (no par value, unlimited authorized)	3,893,577	897,850

Net asset value, offering and redemption price per share	$13.91	$16.48

Institutional class shares:

Net assets	$620,017,293	$119,609,076

Shares outstanding (no par value, unlimited authorized)	45,330,827	7,483,946

Net asset value, offering and redemption price per share	$13.68	$15.98

The accompanying notes are an integral part of the financial statements.

800.292.7435   53

Statements of operations	YEAR ENDED 09/30/18

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$37,979,354	$30,418,761	$1,173,063(a)	$278,638
Affiliated issuers	1,095,813(b)	—	—	—
Interest	675,286	383,100	27,911	14,995

Total investment income	39,750,453	30,801,861	1,200,974	293,633

Expenses:
Management fees	13,258,754	11,590,503	393,056	298,638
Distribution fees (Investor Class)	4,014,169	3,503,109	106,447	20,704
Shareholder service fees
Investor Class	1,528,107	1,325,718	19,432	3,007
Institutional Class	480,896	153,569	3,654	20,867
Transfer agent fees and expenses
Investor Class	268,671	234,946	21,586	7,626
Institutional Class	64,506	30,094	4,949	5,821
Printing and postage expenses
Investor Class	319,031	270,710	16,539	12,033
Institutional Class	76,925	35,544	2,426	4,209
Proxy expenses
Investor Class	127,610	114,410	5,982	2,226
Institutional Class	21,284	12,607	569	827
Trustees’ fees and expenses	454,924	337,542	11,933	7,657
Professional fees	163,572	126,787	29,798	28,446
Custody fees and expenses	31,862	23,649	4,954	8,334
Federal and state registration fees	57,621	51,067	33,596	34,307
Interest expense	112	—	—	890
Miscellaneous expenses	192,898	151,868	11,172	9,819

Total expenses before reimbursements	21,060,942	17,962,123	666,093	465,411
Expense reimbursements	—	—	(106,116)	(71,564)

Net expenses	21,060,942	17,962,123	559,977	393,847

Net investment income (loss)	18,689,511	12,839,738	640,997	(100,214)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	264,083,434	172,654,853	3,388,472	2,678,906
Affiliated issuers	(103,388,679)(b)	(73,706,444)(b)	—	—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	(11,295,633)	(32,493,183)	3,900,666	(2,576,133)
Affiliated issuers	139,012,113(b)	79,301,082(b)	—	—

Net gain (loss) on investments	288,411,235	145,756,308	7,289,138	102,773

Net increase (decrease) in net assets resulting from operations	$307,100,746	$158,596,046	$7,930,135	$2,559

(a)Net of $5,824 in foreign taxes withheld.

(b)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

54   ARIELINVESTMENTS.COM

Statements of operations	YEAR ENDED 09/30/18

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$19,138,249(a)	$3,187,918(a)
Interest	619,033	51,702

Total investment income	19,757,282	3,239,620

Expenses:
Management fees	5,105,238	941,884
Distribution fees (Investor Class)	156,866	32,281
Shareholder service fees
Investor Class	76,737	12,172
Institutional Class	154,009	22,167
Transfer agent fees and expenses
Investor Class	10,323	7,946
Institutional Class	53,907	10,596
Printing and postage expenses
Investor Class	21,679	13,483
Institutional Class	55,234	9,905
Proxy expenses
Investor Class	6,761	2,637
Institutional Class	4,057	651
Trustees’ fees and expenses	121,019	22,929
Professional fees	74,856	43,150
Custody fees and expenses	180,852	27,516
Administration fees	37,547	4,674
Fund accounting fees	33,743	11,608
Federal and state registration fees	49,677	33,317
Miscellaneous expenses	46,129	15,210

Total expenses before reimbursements	6,188,634	1,212,126
Expense reimbursements	(415,976)	(143,769)

Net expenses	5,772,658	1,068,357

Net investment income	13,984,624	2,171,263

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,412,166	1,156,786
Translation of assets and liabilities in foreign currencies	(494,547)	60,439
Forward currency contracts	(6,462,027)	(283,751)

Total	(5,544,408)	933,474

Change in net unrealized appreciation (depreciation) on:
Investments	(9,385,583)	5,492,460
Translation of assets and liabilities in foreign currencies	(683,190)	(33,449)
Forward currency contracts	1,298,603	279,815

Total	(8,770,170)	5,738,826

Net gain (loss) on investments	(14,314,578)	6,672,300

Net increase (decrease) in net assets resulting from operations	$(329,954)	$8,843,563

(a)Net of $1,887,333 and $201,383 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

800.292.7435   55

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income (loss)	$18,689,511	$17,602,768	$12,839,738	$16,918,876
Net realized gain (loss) on investments	160,694,755	95,436,072	98,948,409	151,548,051
Change in net unrealized appreciation (depreciation) on investments	127,716,480	197,720,567	46,807,899	33,307,791

Net increase (decrease) in net assets from operations	307,100,746	310,759,407	158,596,046	201,774,718

Distributions to shareholders:
Investor Class	(97,765,583)	(95,746,354)	(166,302,170)	(110,968,025)
Institutional Class	(39,204,031)	(38,419,253)	(27,307,449)	(16,963,111)

Total distributions	(136,969,614)	(134,165,607)(a)	(193,609,619)	(127,931,136)(a)

Share transactions:
Shares issued
Investor Class	118,095,203	203,355,917	76,372,529	107,203,986
Institutional Class	178,087,999	238,185,361	79,575,993	49,279,693
Shares issued in reinvestment of dividends and distributions
Investor Class	95,563,160	93,727,686	161,524,331	108,100,350
Institutional Class	39,199,823	38,409,206	26,968,196	16,235,656
Shares redeemed
Investor Class	(293,184,226)	(350,784,289)	(334,944,049)	(311,406,654)
Institutional Class	(183,301,159)	(251,735,813)	(83,069,527)	(47,346,089)

Net increase (decrease) from share transactions	(45,539,200)	(28,841,932)	(73,572,527)	(77,933,058)

Total increase (decrease) in net assets	124,591,932	147,751,868	(108,586,100)	(4,089,476)

Net assets:
Beginning of year	2,136,617,340	1,988,865,472	1,698,260,487	1,702,349,963

End of year	$2,261,209,272	$2,136,617,340	$1,589,674,387	$1,698,260,487

Capital share transactions:
Investor shares
Shares sold	1,638,992	3,056,069	1,564,067	2,176,869
Shares issued to holders in reinvestment of dividends	1,406,015	1,497,439	3,495,154	2,309,072
Shares redeemed	(4,076,571)	(5,252,330)	(6,836,682)	(6,320,437)

Net increase (decrease)	(1,031,564)	(698,822)	(1,777,461)	(1,834,496)

Institutional shares
Shares sold	2,429,182	3,586,990	1,640,948	991,740
Shares issued to holders in reinvestment of dividends	574,380	611,077	580,608	345,683
Shares redeemed	(2,572,549)	(3,791,749)	(1,672,406)	(961,750)

Net increase (decrease)	431,013	406,318	549,150	375,673

(a)As a result of the “New and Amended Financial Reporting Rules and Forms” discussed in Note Nine, Recent Pronouncements, the U.S. Securities and Exchange Commission (SEC) issued a final rule “Disclosure Update and Simplification” which includes amendments to certain disclosure requirements. One of the amendments requires the presentation of total, rather than the components, of distributions to shareholders within the Statement of Changes in Net Assets. In the Funds’ report to shareholders for the year ended September 30, 2017, Distributions to shareholders for each Fund were shown as follows:

Net Investment Income
Investor Class	(4,396,399)	(9,473,910)
Institutional Class	(3,803,600)	(2,026,092)
Capital Gains
Investor Class	(91,349,955)	(101,494,115)
Institutional Class	(34,615,653)	(14,937,019)

The accompanying notes are an integral part of the financial statements.

56   ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel Focus Fund		Ariel Discovery Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income (loss)	$640,997	$527,872	$(100,214)	$(51,012)
Net realized gain (loss) on investments	3,388,472	3,664,205	2,678,906	3,149,592
Change in net unrealized appreciation (depreciation) on investments	3,900,666	3,878,895	(2,576,133)	3,216,705

Net increase (decrease) in net assets from operations	7,930,135	8,070,972	2,559	6,315,285

Distributions to shareholders:
Investor Class	(2,340,162)	(391,885)	—	—
Institutional Class	(847,813)	(157,417)	—	—

Total distributions	(3,187,975)	(549,302)(a)	—	—(a)

Share transactions:
Shares issued
Investor Class	4,579,012	7,316,386	1,176,053	2,461,886
Institutional Class	5,698,123	1,161,196	426,614	752,447
Shares issued in reinvestment of dividends and distributions
Investor Class	2,042,891	339,571	—	—
Institutional Class	847,152	154,394	—	—
Shares redeemed
Investor Class	(5,575,574)	(8,876,687)	(2,129,282)	(2,082,747)
Institutional Class	(1,426,038)	(422,416)	(7,628,050)	(2,342,403)

Net increase (decrease) from share transactions	6,165,566	(327,556)	(8,154,665)	(1,210,817)

Total increase (decrease) in net assets	10,907,726	7,194,114	(8,152,106)	5,104,468

Net assets:
Beginning of year	54,985,319	47,791,205	41,146,940	36,042,472

End of year	$65,893,045	$54,985,319	$32,994,834	$41,146,940

Capital share transactions:
Investor shares
Shares sold	325,876	553,416	107,274	246,392
Shares issued to holders in reinvestment of dividends	155,593	26,822	—	—
Shares redeemed	(399,626)	(677,044)	(191,250)	(210,653)

Net increase (decrease)	81,843	(96,806)	(83,976)	35,739

Institutional shares
Shares sold	403,349	87,168	38,590	75,499
Shares issued to holders in reinvestment of dividends	64,530	12,244	—	—
Shares redeemed	(101,431)	(33,066)	(693,895)	(229,835)

Net increase (decrease)	366,448	66,346	(655,305)	(154,336)

(a)As a result of the “New and Amended Financial Reporting Rules and Forms” discussed in Note Nine, Recent Pronouncements, the U.S. Securities and Exchange Commission (SEC) issued a final rule “Disclosure Update and Simplification” which includes amendments to certain disclosure requirements. One of the amendments requires the presentation of total, rather than the components, of distributions to shareholders within the Statement of Changes in Net Assets. In the Funds’ report to shareholders for the year ended September 30, 2017, Distributions to shareholders for each Fund were shown as follows:

Net Investment Income
Investor Class	(391,885)	—
Institutional Class	(157,417)	—
Capital Gains
Investor Class	—	—
Institutional Class	—	—

The accompanying notes are an integral part of the financial statements.

800.292.7435   57

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income (loss)	$13,984,624	$7,838,258	$2,171,263	$1,729,284
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	(5,544,408)	5,551,260	933,474	3,498,362
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(8,770,170)	28,377,272	5,738,826	6,660,741

Net increase (decrease) in net assets from operations	(329,954)	41,766,790	8,843,563	11,888,387

Distributions to shareholders:
Investor Class	(1,220,540)	(1,086,484)	(509,485)	(237,779)
Institutional Class	(11,314,418)	(3,075,327)	(4,359,578)	(2,401,201)

Total distributions	(12,534,958)	(4,161,811)(a)	(4,869,063)	(2,638,980)(a)

Share transactions:
Shares issued
Investor Class	14,651,780	22,909,476	4,033,852	2,350,942
Institutional Class	218,028,592	292,489,633	34,139,114	9,944,255
Shares issued in reinvestment of dividends and distributions
Investor Class	1,194,345	1,057,588	426,167	193,665
Institutional Class	11,298,755	3,067,636	4,340,818	2,389,831
Shares redeemed
Investor Class	(30,975,927)	(29,821,986)	(1,560,264)	(1,364,753)
Institutional Class	(29,103,180)	(18,454,995)	(12,304,473)	(3,848,381)

Net increase (decrease) from share transactions	185,094,365	271,247,352	29,075,214	9,665,559

Total increase (decrease) in net assets	172,229,453	308,852,331	33,049,714	18,914,966

Net assets:
Beginning of year	501,956,335	193,104,004	101,356,934	82,441,968

End of year	$674,185,788	$501,956,335	$134,406,648	$101,356,934

Capital share transactions:
Investor shares
Shares sold	1,040,244	1,717,748	254,104	157,448
Shares issued to holders in reinvestment of dividends	86,736	86,700	27,870	13,829
Shares redeemed	(2,197,528)	(2,305,236)	(98,115)	(92,413)

Net increase (decrease)	(1,070,548)	(500,788)	183,859	78,864

Institutional shares
Shares sold	15,786,581	22,745,237	2,212,090	713,775
Shares issued to holders in reinvestment of dividends	833,318	256,056	292,835	175,862
Shares redeemed	(2,120,834)	(1,467,578)	(796,101)	(264,773)

Net increase (decrease)	14,499,065	21,533,715	1,708,824	624,864

(a)As a result of the “New and Amended Financial Reporting Rules and Forms” discussed in Note Nine, Recent Pronouncements, the U.S. Securities and Exchange Commission (SEC) issued a final rule “Disclosure Update and Simplification” which includes amendments to certain disclosure requirements. One of the amendments requires the presentation of total, rather than the components, of distributions to shareholders within the Statement of Changes in Net Assets. In the Funds’ report to shareholders for the year ended September 30, 2017, Distributions to shareholders for each Fund were shown as follows:

Net Investment Income
Investor Class	(906,508)	(136,222)
Institutional Class	(2,706,303)	(1,574,058)
Capital Gains
Investor Class	(179,976)	(101,557)
Institutional Class	(369,024)	(827,143)

The accompanying notes are an integral part of the financial statements.

58   ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Fund (Investor Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$69.11	$63.74	$63.93	$75.33	$65.57
Income from investment operations:
Net investment income (loss)	0.57	0.52	0.62	0.50	0.67
Net realized and unrealized gain (loss) on investments	9.31	9.07	8.86	(2.07)	9.50

Total from investment operations	9.88	9.59	9.48	(1.57)	10.17

Distributions to shareholders:
Dividends from net investment income	(0.48)	(0.18)	(0.41)	(0.40)	(0.41)
Distributions from capital gains	(3.93)	(4.04)	(9.26)	(9.43)	—

Total distributions	(4.41)	(4.22)	(9.67)	(9.83)	(0.41)

Net asset value, end of year	$74.58	$69.11	$63.74	$63.93	$75.33

Total return	14.98%	15.76%	15.55%	(3.40)%	15.52%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,587,936	$1,542,730	$1,467,270	$1,494,724	$1,759,016
Ratio of expenses to average net assets	1.01%	1.01%	1.02%	1.02%	1.03%
Ratio of net investment income to average net assets	0.74%	0.72%	1.02%	0.67%	0.88%
Portfolio turnover rate	19%	14%	20%	25%	29%

	Year ended September 30
Ariel Fund (Institutional Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$69.28	$63.87	$64.08	$75.49	$65.70
Income from investment operations:
Net investment income (loss)	0.73	0.63	0.77	0.57	0.81
Net realized and unrealized gain (loss) on investments	9.38	9.19	8.91	(1.93)	9.60

Total from investment operations	10.11	9.82	9.68	(1.36)	10.41

Distributions to shareholders:
Dividends from net investment income	(0.68)	(0.37)	(0.63)	(0.62)	(0.62)
Distributions from capital gains	(3.93)	(4.04)	(9.26)	(9.43)	—

Total distributions	(4.61)	(4.41)	(9.89)	(10.05)	(0.62)

Net asset value, end of year	$74.78	$69.28	$63.87	$64.08	$75.49

Total return	15.30%	16.11%	15.87%	(3.11)%	15.88%

Supplemental data and ratios:
Net assets, end of year, in thousands	$673,273	$593,887	$521,595	$516,743	$391,219
Ratio of expenses to average net assets	0.72%	0.71%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	1.03%	1.01%	1.31%	0.97%	1.21%
Portfolio turnover rate	19%	14%	20%	25%	29%

The accompanying notes are an integral part of the financial statements.

800.292.7435   59

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Appreciation Fund (Investor Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$50.91	$48.90	$48.01	$56.12	$53.83
Income from investment operations:
Net investment income (loss)	0.40	0.51	0.70	0.50	0.43
Net realized and unrealized gain (loss) on investments	4.17	5.21	5.62	(2.08)	5.92

Total from investment operations	4.57	5.72	6.32	(1.58)	6.35

Distributions to shareholders:
Dividends from net investment income	(0.39)	(0.30)	(0.50)	(0.37)	(0.42)
Distributions from capital gains	(5.61)	(3.41)	(4.93)	(6.16)	(3.64)

Total distributions	(6.00)	(3.71)	(5.43)	(6.53)	(4.06)

Net asset value, end of year	$49.48	$50.91	$48.90	$48.01	$56.12

Total return	9.90%	12.41%	13.66%	(3.89)%	12.22%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,321,843	$1,450,735	$1,483,144	$1,557,796	$1,777,388
Ratio of expenses to average net assets	1.13%	1.12%	1.12%	1.12%	1.12%
Ratio of net investment income to average net assets	0.72%	0.94%	1.43%	0.95%	0.79%
Portfolio turnover rate	11%	20%	14%	22%	24%

	Year ended September 30
Ariel Appreciation Fund (Institutional Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$51.07	$49.03	$48.17	$56.28	$53.95
Income from investment operations:
Net investment income (loss)	0.48	0.59	0.72	0.65	0.60
Net realized and unrealized gain (loss) on investments	4.25	5.30	5.76	(2.04)	5.96

Total from investment operations	4.73	5.89	6.48	(1.39)	6.56

Distributions to shareholders:
Dividends from net investment income	(0.55)	(0.44)	(0.69)	(0.56)	(0.59)
Distributions from capital gains	(5.61)	(3.41)	(4.93)	(6.16)	(3.64)

Total distributions	(6.16)	(3.85)	(5.62)	(6.72)	(4.23)

Net asset value, end of year	$49.64	$51.07	$49.03	$48.17	$56.28

Total return	10.21%	12.78%	14.01%	(3.55)%	12.59%

Supplemental data and ratios:
Net assets, end of year, in thousands	$267,831	$247,526	$219,206	$193,561	$169,839
Ratio of expenses to average net assets	0.82%	0.81%	0.82%	0.79%	0.79%
Ratio of net investment income to average net assets	1.03%	1.25%	1.73%	1.31%	1.16%
Portfolio turnover rate	11%	20%	14%	22%	24%

The accompanying notes are an integral part of the financial statements.

60   ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Focus Fund (Investor Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.71	$11.83	$11.70	$15.12	$13.85
Income from investment operations:
Net investment income (loss)	0.13	0.13	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	1.71	1.88	1.46	(1.99)	1.95

Total from investment operations	1.84	2.01	1.59	(1.85)	2.06
Distributions to shareholders:
Dividends from net investment income	(0.11)	(0.13)	(0.13)	(0.11)	(0.09)
Distributions from capital gains	(0.67)	—	(1.33)	(1.46)	(0.70)

Total distributions	(0.78)	(0.13)	(1.46)	(1.57)	(0.79)

Net asset value, end of year	$14.77	$13.71	$11.83	$11.70	$15.12

Total return	14.26%	17.09%	14.59%	(13.98)%	15.42%
Supplemental data and ratios:
Net assets, end of year, in thousands	$44,964	$40,607	$36,173	$33,553	$53,500
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.00%	1.00%	1.08%
Ratio of expenses to average net assets, excluding waivers	1.20%	1.19%	1.35%	1.37%	1.40%
Ratio of net investment income to average net assets, including waivers	0.98%	0.93%	1.23%	0.89%	0.78%
Ratio of net investment income to average net assets, excluding waivers	0.78%	0.74%	0.88%	0.52%	0.46%
Portfolio turnover rate	27%	35%	20%	16%	40%

	Year ended September 30
Ariel Focus Fund (Institutional Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.69	$11.81	$11.71	$15.14	$13.87
Income from investment operations:
Net investment income (loss)	0.17	0.15	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.71	1.89	1.46	(1.97)	1.96

Total from investment operations	1.88	2.04	1.61	(1.82)	2.11
Distributions to shareholders:
Dividends from net investment income	(0.13)	(0.16)	(0.18)	(0.15)	(0.14)
Distributions from capital gains	(0.67)	—	(1.33)	(1.46)	(0.70)

Total distributions	(0.80)	(0.16)	(1.51)	(1.61)	(0.84)

Net asset value, end of year	$14.77	$13.69	$11.81	$11.71	$15.14

Total return	14.54%	17.40%	14.83%	(13.77)%	15.74%
Supplemental data and ratios:
Net assets, end of year, in thousands	$20,929	$14,378	$11,618	$10,332	$12,507
Ratio of expenses to average net assets, including waivers	0.75%	0.75%	0.75%	0.75%	0.83%
Ratio of expenses to average net assets, excluding waivers	0.86%	0.90%	1.08%	1.07%	1.06%
Ratio of net investment income to average net assets, including waivers	1.24%	1.18%	1.48%	1.15%	1.02%
Ratio of net investment income to average net assets, excluding waivers	1.13%	1.03%	1.15%	0.84%	0.79%
Portfolio turnover rate	27%	35%	20%	16%	40%

The accompanying notes are an integral part of the financial statements.

800.292.7435    61

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Discovery Fund (Investor Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.72	$9.12	$9.03	$11.59	$12.47
Income from investment operations:
Net investment income (loss)	(0.06)	(0.03)	(0.04)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	0.01	1.63	0.71	(1.79)	(0.60)

Total from investment operations	(0.05)	1.60	0.67	(1.90)	(0.70)
Distributions to shareholders:
Distributions from capital gains	—	—	(0.58)	(0.66)	(0.18)

Total distributions	—	—	(0.58)	(0.66)	(0.18)

Net asset value, end of year	$10.67	$10.72	$9.12	$9.03	$11.59

Total return	(0.47)%	17.54%	7.90%	(17.69)%	(5.80)%
Supplemental data and ratios:
Net assets, end of year, in thousands	$7,570	$8,509	$6,913	$6,058	$10,272
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25%	1.25%	1.33%
Ratio of expenses to average net assets, excluding waivers	1.59%	1.48%	1.86%	2.10%	1.93%
Ratio of net investment income (loss) to average net assets, including waivers	(0.46)%	(0.34)%	(0.48)%	(0.67)%	(0.79)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.80)%	(0.57)%	(1.09)%	(1.52)%	(1.39)%
Portfolio turnover rate	39%	39%	45%	29%	36%

	Year ended September 30
Ariel Discovery Fund (Institutional Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.91	$9.26	$9.13	$11.69	$12.54
Income from investment operations:
Net investment income (loss)	(0.03)	(0.01)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	—	1.66	0.73	(1.86)	(0.61)

Total from investment operations	(0.03)	1.65	0.71	(1.90)	(0.67)
Distributions to shareholders:
Distributions from capital gains	—	—	(0.58)	(0.66)	(0.18)

Total distributions	—	—	(0.58)	(0.66)	(0.18)

Net asset value, end of year	$10.88	$10.91	$9.26	$9.13	$11.69

Total return	(0.28)%	17.82%	8.27%	(17.53)%	(5.52)%
Supplemental data and ratios:
Net assets, end of year, in thousands	$25,425	$32,638	$29,129	$26,441	$35,970
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.00%	1.00%	1.07%
Ratio of expenses to average net assets, excluding waivers	1.15%	1.15%	1.32%	1.29%	1.25%
Ratio of net investment income (loss) to average net assets, including waivers	(0.21)%	(0.08)%	(0.23)%	(0.42)%	(0.53)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.36)%	(0.23)%	(0.55)%	(0.71)%	(0.71)%
Portfolio turnover rate	39%	39%	45%	29%	36%

The accompanying notes are an integral part of the financial statements.

62    ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel International Fund (Investor Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.23	$13.21	$12.17	$12.85	$12.38
Income from investment operations:
Net investment income (loss)	0.37	0.26	0.14	0.01	0.22
Net realized and unrealized gain (loss) on investments	(0.44)	0.96	0.93	(0.23)	0.41

Total from investment operations	(0.07)	1.22	1.07	(0.22)	0.63
Distributions to shareholders:
Dividends from net investment income	(0.10)	(0.17)	(0.02)	(0.13)	—
Distributions from capital gains	(0.15)	(0.03)	(0.01)	(0.33)	(0.16)

Total distributions	(0.25)	(0.20)	(0.03)	(0.46)	(0.16)

Net asset value, end of year	$13.91	$14.23	$13.21	$12.17	$12.85

Total return	(0.49)%	9.55%	8.76%	(1.79)%	5.22%
Supplemental data and ratios:
Net assets, end of year, in thousands	$54,169	$70,616	$72,200	$11,290	$4,842
Ratio of expenses to average net assets, including waivers	1.13%	1.15%(a)	1.25%	1.26%(b)	1.29%
Ratio of expenses to average net assets, excluding waivers	1.31%	1.32%	1.52%	3.49%	4.24%
Ratio of net investment income to average net assets, including waivers	1.80%	1.79%	1.94%	1.39%	2.13%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.62%	1.62%	1.67%	(0.84)%	(0.82)%
Portfolio turnover rate	8%	23%	27%	34%	19%

		Year ended September 30
Ariel International Fund (Institutional Class)	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.99	$13.00	$11.96	$12.71	$12.26
Income from investment operations:
Net investment income (loss)	0.23	0.18	0.20	0.18	0.29
Net realized and unrealized gain (loss) on investments	(0.26)	1.05	0.87	(0.37)	0.38

Total from investment operations	(0.03)	1.23	1.07	(0.19)	0.67
Distributions to shareholders:
Dividends from net investment income	(0.13)	(0.21)	(0.02)	(0.23)	(0.06)
Distributions from capital gains	(0.15)	(0.03)	(0.01)	(0.33)	(0.16)

Total distributions	(0.28)	(0.24)	(0.03)	(0.56)	(0.22)

Net asset value, end of year	$13.68	$13.99	$13.00	$11.96	$12.71

Total return	(0.17)%	9.80%	8.98%	(1.48)%	5.48%
Supplemental data and ratios:
Net assets, end of year, in thousands	$620,017	$431,341	$120,904	$9,587	$8,455
Ratio of expenses to average net assets, including waivers	0.88%	0.89%(a)	1.00%	1.01%(b)	1.03%
Ratio of expenses to average net assets, excluding waivers	0.93%	0.95%	1.10%	2.68%	3.17%
Ratio of net investment income to average net assets, including waivers	2.23%	2.52%	2.41%	1.69%	2.49%
Ratio of net investment income to average net assets, excluding waivers	2.18%	2.46%	2.31%	0.02%	0.35%
Portfolio turnover rate	8%	23%	27%	34%	19%

(a)

Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

(b)	These ratios round to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver.

The accompanying notes are an integral part of the financial statements.

800.292.7435    63

Financial highlights For a share outstanding throughout each period

		Year ended September 30
Ariel Global Fund (Investor Class)	2018	2017		2016	2015	2014
Net asset value, beginning of year	$16.05	$14.60		$13.11	$13.96	$12.91
Income from investment operations:
Net investment income (loss)	0.19	0.22		0.12	(0.07)	0.14
Net realized and unrealized gain (loss) on investments	0.94	1.60		1.48	(0.64)	1.20

Total from investment operations	1.13	1.82		1.60	(0.71)	1.34

Distributions to shareholders:
Dividends from net investment income	(0.16)	(0.21)		(0.11)	—	—
Distributions from capital gains	(0.54)	(0.16)		—	(0.14)	(0.29)

Total distributions	(0.70)	(0.37)		(0.11)	(0.14)	(0.29)

Net asset value, end of year	$16.48	$16.05		$14.60	$13.11	$13.96

Total return	7.38%	12.87%		12.26%	(5.15)%	10.52%

Supplemental data and ratios:
Net assets, end of year, in thousands	$14,798	$11,459		$9,275	$6,095	$2,816
Ratio of expenses to average net assets, including waivers	1.13%	1.15%	(a)	1.25%	1.25%	1.29%
Ratio of expenses to average net assets, excluding waivers	1.46%	1.42%		1.70%	2.71%	3.70%
Ratio of net investment income to average net assets, including waivers	1.60%	1.66%		1.34%	1.30%	1.56%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.27%	1.39%		0.90%	(0.16)%	(0.85)%
Portfolio turnover rate	11%	24%		31%	35%	20%

		Year ended September 30
Ariel Global Fund (Institutional Class)	2018	2017		2016	2015	2014
Net asset value, beginning of year	$15.57	$14.21		$12.81	$13.79	$12.76
Income from investment operations:
Net investment income (loss)	0.24	0.25		0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.89	1.55		1.40	(0.84)	1.20

Total from investment operations	1.13	1.80		1.60	(0.66)	1.36

Distributions to shareholders:
Dividends from net investment income	(0.18)	(0.28)		(0.20)	(0.18)	(0.04)
Distributions from capital gains	(0.54)	(0.16)		—	(0.14)	(0.29)

Total distributions	(0.72)	(0.44)		(0.20)	(0.32)	(0.33)

Net asset value, end of year	$15.98	$15.57		$14.21	$12.81	$13.79

Total return	7.63%	13.10%		12.56%	(4.88)%	10.84%

Supplemental data and ratios:
Net assets, end of year, in thousands	$119,609	$89,898		$73,166	$52,002	$53,937
Ratio of expenses to average net assets, including waivers	0.88%	0.90%	(a)	1.00%	1.00%	1.04%
Ratio of expenses to average net assets, excluding waivers	0.98%	1.01%		1.14%	1.30%	1.51%
Ratio of net investment income to average net assets, including waivers	1.88%	1.91%		1.60%	1.40%	1.71%
Ratio of net investment income to average net assets, excluding waivers	1.78%	1.80%		1.47%	1.10%	1.24%
Portfolio turnover rate	11%	24%		31%	35%	20%

(a)

Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

The accompanying notes are an integral part of the financial statements.

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Notes to the financial statements	09/30/18

NOTE ONE    |    ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent.

NOTE TWO    |    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2018 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to the financial statements	09/30/18

The following tables summarize the inputs used as of September 30, 2018 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,254,101,529	$1,582,275,822	$65,804,236	$32,982,817
Level 2	—	—	—	—
Level 3	—	—	—	—

Total investments	$2,254,101,529	$1,582,275,822	$65,804,236	$32,982,817

Industry classifications for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$114,600,594	$—	$—	$114,600,594
Consumer discretionary	54,620,379	—	—	54,620,379
Consumer staples	80,673,077	—	—	80,673,077
Energy	60,481,404	—	—	60,481,404
Financials	62,026,797	1,008,591	—	63,035,388
Health care	80,918,626	—	—	80,918,626
Industrials	32,511,980	—	—	32,511,980
Information technology	96,060,678	—	—	96,060,678
Real estate	2,405,391	—	—	2,405,391
Utilities	20,119,894	—	—	20,119,894

Total common stocks	$604,418,820	$1,008,591	$—	$605,427,411
Exchange traded funds	8,068,514	—	—	8,068,514
Short-term investments	44,547,113	—	—	44,547,113

Total investments	$657,034,447	$1,008,591	$—	$658,043,038

Other financial instruments
Forward currency contracts ^	$—	$110,607	$—	$110,607
Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$18,071,464	$—	$—	$18,071,464
Consumer discretionary	5,756,062	—	—	5,756,062
Consumer staples	10,709,069	—	—	10,709,069
Energy	10,523,843	—	—	10,523,843
Financials	15,573,342	—	—	15,573,342
Health care	28,686,292	—	—	28,686,292
Industrials	5,390,413	—	—	5,390,413
Information technology	28,688,808	—	—	28,688,808
Real estate	128,631	—	—	128,631
Utilities	3,496,289	—	—	3,496,289

Total common stocks	$127,024,213	$—	$—	$127,024,213
Short-term investments	4,780,897	—	—	4,780,897

Total investments	$131,805,110	$—	$—	$131,805,110

Other financial instruments
Forward currency contracts ^	$—	$100,554	$—	$100,554

*	As of September 30, 2018, the only Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Unrealized appreciation on forward currency contracts and Unrealized depreciation on forward currency contracts shown in the Schedule of Investments for each Fund at September 30, 2018.

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Notes to the financial statements	09/30/18

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) at the time a forward currency contract is settled or closed on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

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Notes to the financial statements	09/30/18

NOTE THREE    |    INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2018 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund

Purchases	$417,058,089	$184,097,812	$17,650,767	$13,987,329	$237,307,552	$38,520,504

Sales	590,413,336	467,852,521	15,953,817	21,089,709	44,867,997	12,261,055

NOTE FOUR    |    INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2015 – 2018), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at September 30, 2018 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund

Cost of investments	$1,391,879,783	$970,139,468	$51,480,821	$35,380,400	$635,694,080	$112,790,667

Gross unrealized appreciation	947,635,746	705,228,729	16,853,967	5,485,772	51,187,373	22,970,010

Gross unrealized depreciation	(85,414,000)	(93,092,375)	(2,530,552)	(7,883,355)	(28,813,891)	(3,953,178)

Net unrealized appreciation (depreciation)	$862,221,746	$612,136,354	$14,323,415	$(2,397,583)	$22,373,482	$19,016,832

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Distributions to shareholders—Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclassifications, net operating loss, or foreign currency. Reclassifications recorded at September 30, 2018 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund

Paid-in-capital	$—	$—	$—	$(215,078)	$—	$—

Undistributed net investment income (loss)	(267,660)	(266,891)	(2,420)	201,784	(6,957,462)	(223,591)

Accumulated net realized gain (loss)	267,660	266,891	2,420	13,294	6,957,462	223,591

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Notes to the financial statements	09/30/18

Distributions—The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2018	2017	2018	2017	2018	2017
Distributions from:
Ordinary income	$22,369,790	$8,199,999	$23,599,775	$25,534,724	$1,422,991	$549,302
Long-term capital gains	114,599,824	125,965,608	170,009,844	102,396,412	1,764,984	—

Total distributions	$136,969,614	$134,165,607	$193,609,619	$127,931,136	$3,187,975	$549,302

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	2018	2017	2018	2017	2018	2017
Distributions from:
Ordinary income	$—	$—	$11,778,962	$4,161,811	$2,468,021	$2,248,980
Long-term capital gains	—	—	755,996	—	2,401,042	390,000

Total distributions	$—	$—	$12,534,958	$4,161,811	$4,869,063	$2,638,980

The components of accumulated earnings at September 30, 2018 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Undistributed ordinary income	$12,792,039	$13,928,376	$271,159	$—	$8,296,245	$2,546,958
Undistributed long-term capital gains	139,743,199	53,397,050	2,979,981	—	1,451,516	726,268

Tax accumulated earnings	152,535,238	67,325,426	3,251,140	—	9,747,761	3,273,226
Accumulated capital and other losses	—	—	—	(634,123)	—	—
Unrealized appreciation (depreciation)	862,221,746	612,136,354	14,323,415	(2,397,583)	22,270,174	19,001,193

Total accumulated earnings	$1,014,756,984	$679,461,780	$17,574,555	$(3,031,706)	$32,017,935	$22,274,419

At September 30, 2018, long-term capital losses of $634,123 incurred by Ariel Discovery Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

NOTE FIVE    |    INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

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Notes to the financial statements	09/30/18

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

			Ariel Focus Fund		Ariel Discovery Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class	Investor Class	Institutional Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets**	—	—	1.00%	0.75%	1.25%	1.00%
Expiration of Waiver**	—	—	2019	2019	2019	2019

			Ariel International Fund		Ariel Global Fund
			Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets**			1.13%	0.88%	1.13%	0.88%
Expiration of Waiver**			2019	2019	2019	2019

*	Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
**	Through September 30 of the respective year. After this date there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the year ended September 30, 2018 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$4,014,169	$3,503,109	$106,447	$20,704	$156,866	$32,281
Paid to broker/dealers	2,986,362	2,643,448	43,454	6,864	145,369	22,711

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX    |    FORWARD CURRENCY CONTRACTS

As reflected in the Statements of Operations, Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts for the year ended September 30, 2018 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$(6,462,027)	$(283,751)
Change in net unrealized appreciation (depreciation) on forward currency contracts	1,298,603	279,815

For the year ended September 30, 2018, the volume of the forward currency contracts is measured by the number of trades during the year and the average notional value of such contracts. Ariel International Fund and Ariel Global Fund had 249 and 116 forward currency trades during the year with an average notional value of $3,751,730 and $842,138, respectively. A complete list of open forward currency contracts is found in the Schedules of Investments for the respective Fund.

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Notes to the financial statements	09/30/18

NOTE SEVEN    |    TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2018, with securities that are or were affiliated companies:

	Share activity				Year ended September 30, 2018
Security name	Balance September 30, 2017	Purchases	Sales	Balance September 30, 2018	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund
Bristow Group, Inc. (Producer durables)	3,847,967	—	836,300	3,011,667	$36,531,521	$—	$(26,677,254)	$40,822,113	1.6%
Contango Oil & Gas Co. (Energy)	1,928,817	1,189,900	3,118,717	—	—	—	(78,494,737)	77,862,955	—
MSG Networks, Inc. (Consumer discretionary & services)	3,525,923	774,961	589,300	3,711,584	95,758,867	—	1,783,312	19,096,428	4.2
MTS Systems Corp. (Producer durables)	894,616	24,749	—	919,365	50,335,234	1,095,813	—	1,230,617	2.2

					$182,625,622	$1,095,813	$(103,388,679)	$139,012,113	8.0%

Ariel Appreciation Fund
Bristow Group, Inc. (Producer durables)	2,426,964	—	1,228,600	1,198,364	$—	$—	$(73,706,444)	$79,301,082	—%

NOTE EIGHT    |    LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Target Rate.

For the year ended September 30, 2018, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Fund	$1,470,320	1	2.75%
Ariel Discovery Fund	1,986,783	7	2.30

NOTE NINE    |    RECENT PRONOUNCEMENTS

New and Amended Financial Reporting Rules and Forms: In August 2018, the U.S. Securities and Exchange Commission (“SEC”) issued a final rule “Disclosure Update and Simplification” which includes amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The rule became effective on November 5, 2018. The Funds have adopted the amended rules for the year ended September 30, 2018.

New Accounting Pronouncements: On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of the ASC 820. The amendments of the ASU 2018-13 include new, eliminated, and modified disclosure requirements of the ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

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Report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ARIEL INVESTMENT TRUST:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ariel Investment Trust, comprising the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), including the schedules of investments as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ariel Investment Trust as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

November 16, 2018

We have served as the auditor of one or more Ariel Investment Trust investment companies since 2011.

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Important supplemental information	09/30/18 (UNAUDITED)

2018 TAX INFORMATION

The following information for the fiscal year ended September 30, 2018 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Long term capital gain distributions paid during the year *	$114,599,824	$170,009,844	$1,764,984	—	$755,996	$2,401,042
Dividends received deduction % for corporate shareholders	76%	39%	32%	—	1%	16%

*	Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2019. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund

Creditable foreign taxes paid	$1,739,139	$174,006

Per share amount	$0.0353	$0.0208

Portion of ordinary income distribution derived from foreign sourced income*	92.22%	66.58%

*	None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

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Important supplemental information	09/30/18 (UNAUDITED)

SPECIAL SHAREHOLDERS MEETING VOTING RESULTS

At a special meeting of the shareholders of all series of the Ariel Investment Trust (the “Trust”), consisting of Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund, held on August 27, 2018, the shareholders voted on a proposal to elect the ten nominees, each of whom currently serves as a Trustee of the Trust, to serve as Trustees of the Board of the Trust, each to hold office indefinitely until a successor is elected and qualified. No other business was transacted at the meeting. Shareholders of all series of the Trust were asked to elect all ten Trustees of the Board of the Trust. The results of the voting at the meeting were as follows:

Nominees	Number of Votes For	Number of Votes Withheld
James W. Compton	50,433,238.111	3,813,900.804
William C. Dietrich	50,454,161.045	3,792,977.870
Mellody L. Hobson	50,480,695.635	3,766,443.280
Christopher G. Kennedy	50,434,759.718	3,812,379.197
Merrillyn J. Kosier	52,993,993.121	1,253,145.794
Kim Y. Lew	53,642,959.602	604,179.313
William M. Lewis, Jr.	50,469,608.355	3,777,530.560
Stephen C. Mills	53,591,854.768	655,284.147
John W. Rogers, Jr.	53,619,518.256	627,620.659
James M. Williams	50,465,528.256	3,781,610.659

There were no broker non-votes with regard to any of the Trustees.

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Fund expense example	09/30/18 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2018 -September 30, 2018.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 04/01/18	Ending account value 09/30/18	Expenses paid during period*	Ending account value 09/30/18	Expenses paid during period*	Annualized expense ratio*
Ariel Fund
Investor Class	$1,000	$1,057.40	$5.26	$1,019.94	$5.16	1.02%
Institutional Class	1,000	1,058.90	3.72	1,021.44	3.65	0.72%
Ariel Appreciation Fund
Investor Class	$1,000	$1,038.20	$5.77	$1,019.42	$5.72	1.13%
Institutional Class	1,000	1,039.60	4.19	1,020.96	4.15	0.82%
Ariel Focus Fund
Investor Class	$1,000	$1,090.00	$5.24	$1,020.05	$5.06	1.00%
Institutional Class	1,000	1,090.80	3.93	1,021.31	3.80	0.75%
Ariel Discovery Fund
Investor Class	$1,000	$1,038.90	$6.39	$1,018.81	$6.33	1.25%
Institutional Class	1,000	1,040.10	5.11	1,020.06	5.06	1.00%
Ariel International Fund
Investor Class	$1,000	$980.30	$5.61	$1,019.40	$5.72	1.13%
Institutional Class	1,000	982.10	4.37	1,020.66	4.46	0.88%
Ariel Global Fund
Investor Class	$1,000	$1,059.10	$5.83	$1,019.40	$5.72	1.13%
Institutional Class	1,000	1,060.40	4.55	1,020.66	4.46	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

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Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
James W. Compton Age: 80	Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Until retirement on 12/31/2018 Trustee since 1997; Governance Committee Chair since 2015	Retired President and Chief Executive Officer, Chicago Urban League, 1972 to 2006	Commonwealth Edison Company
William C. Dietrich Age: 69	Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Christopher G. Kennedy Age: 55	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected Trustee since 1995; Audit Committee Chair since 2014	Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 52	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2015
William M. Lewis, Jr. Age: 62	Trustee, Member of Management Contracts Committee, Member of Governance Committee (Chairman of Governance Committee effective 1/1/2019)	Indefinite, until successor elected Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 58	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2015	President of Basketball Operations, New York Knicks since 2017; General Manager & NBA Alternate Governor, New York Knicks since 2013
James M. Williams Age: 70	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 115 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 49	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	JPMorgan Chase & Co.; Starbucks Corporation; and The Estée Lauder Companies, Inc. (until 11/13/2018)
Merrillyn J. Kosier Age: 58	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds, Ariel Investments since 2007

John W. Rogers, Jr. Age: 60	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993

Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002

Exelon Corporation; McDonald’s Corporation
TRUSTEES EMERITUS (no Trustee duties or responsibilities)
Royce N. Flippin, Jr. H. Carl McCall

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 60	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; General Counsel, Ariel Investments since 2008
Wendy D. Fox Age: 56	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Senior Vice President, Ariel Investments, since December 2017; Chief Compliance Officer and Vice President, Ariel Investments, 2004 to 2017
James R. Rooney Age: 59	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments since September 2018; Vice President, Fund Administration, Ariel Investments, 2015 to 2017; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

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Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• twitter.com/arielfunds

• facebook.com/arielinvestments

What’s inside

●	Partying Like It’s 1999 Gain insights on momentum investing from John Rogers and Mellody Hobson. To read their letter, turn to page 3.

●	Companies in FOCUS Read Portfolio Manager Charlie Bobrinskoy’s Ariel Focus Fund letter to learn how he is positioning the portfolio to help protect against rising rates.

●	A Top Holdings Review Find out how Portfolio Manager David Maley’s top holdings are emblematic of the Fund’s deep value mandate.

●	Caution Ahead – Rising Risks Learn how Portfolio Manager Rupal Bhansali defines risks and its implications to investing.

●

Company Spotlights Read our investment thesis on Banco Santander Chile, Illinois Tool Works, Inc., Nordstrom, Inc., Stericycle, Inc., and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

●	Visit arielinvestments.com to view Capital Gains and Income Distributions for all funds.

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.

Slow and steady wins the race.	TPI (98,500) ©11/18 AI–03

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, no revisions were made to the code of ethics.

A copy of the current code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2018 and September 30, 2017, respectively, were $130,200 and $133,000.

(b)        Audit-Related Fees. The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2018 and September 30, 2017, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2018 and September 30, 2017, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)        Tax Fees. The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2018 and September 30, 2017, respectively, were $24,440 and $26,936.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2018 and September 30, 2017, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)         All Other Fees. The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2018 and September 30, 2017, were $0 and $0.

For the twelve month periods ended September 30, 2018 and September 30, 2017, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)    Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)        No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        For the twelve month periods ended September 30, 2018 and September 30, 2017, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $24,440 and $26,936, respectively.

For the twelve month periods ended September 30, 2018 and September 30, 2017, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)        The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a) (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a) (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350

of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 26, 2018

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 26, 2018